SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

CARMIKE CINEMAS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 14, 2002

     The Annual Meeting of Stockholders of Carmike Cinemas, Inc. will be held at the offices of Troutman Sanders LLP, Bank of America Plaza, 600 Peachtree Street, N.E., 52nd Floor, Atlanta, Georgia on Wednesday, August 14, 2002, commencing at 10:00 a.m., E.D.T.

     At the meeting, the stockholders will be asked to:

1.	Elect ten (10) directors to serve for the ensuing year or until their successors are duly elected and have qualified;

2.	Approve the adoption of the Carmike Cinemas, Inc. 2002 Stock Plan;

3.	Approve the adoption of the Carmike Cinemas, Inc. Non-Employee Directors Long-Term Stock Incentive Plan;

4.	Approve the adoption of the Carmike Cinemas, Inc. Employee and Consultant Long-Term Stock Incentive Plan; and

5.	Transact any other business that may properly be brought before the meeting.

     The Board of Directors has fixed the close of business on July 17, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Please mark, sign and date the enclosed proxy card and mail it promptly in the accompanying envelope.

By Order of the Board of Directors,

/s/ ANTHONY J. RHEAD

ANTHONY J. RHEAD Secretary
Columbus, Georgia July 24, 2002

IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE THAT HAS BEEN PROVIDED. IN THE EVENT YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 14, 2002
PROPOSAL ONE: ELECTION OF DIRECTORS
Audit Committee Report
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
PROPOSAL TWO: APPROVAL OF CARMIKE CINEMAS, INC. 2002 STOCK PLAN
PROPOSAL THREE: APPROVAL OF CARMIKE CINEMAS, INC. NON-EMPLOYEE DIRECTORS LONG-TERM STOCK INCENTIVE PLAN
PROPOSAL FOUR: APPROVAL OF CARMIKE CINEMAS, INC. EMPLOYEE AND CONSULTANT LONG-TERM STOCK INCENTIVE PLAN
OTHER MATTERS
Appendix A
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF CARMIKE CINEMAS, INC
Appendix B
CARMIKE CINEMAS, INC. 2002 STOCK PLAN
Appendix C CARMIKE CINEMAS, INC. NON-EMPLOYEE DIRECTORS LONG-TERM STOCK INCENTIVE PLAN
Appendix D CARMIKE CINEMAS, INC. EMPLOYEE AND CONSULTANT LONG-TERM STOCK INCENTIVE PLAN

PROXY STATEMENT	1

ELECTION OF DIRECTORS	3

AUDIT COMMITTEE REPORT	7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT	9

EXECUTIVE COMPENSATION	12

APPROVAL OF CARMIKE CINEMAS, INC. 2002 STOCK PLAN	24

APPROVAL OF CARMIKE CINEMAS, INC. NON-EMPLOYEE DIRECTORS LONG-TERM STOCK INCENTIVE PLAN	31

APPROVAL OF CARMIKE CINEMAS, INC. EMPLOYEE AND CONSULTANT LONG-TERM STOCK INCENTIVE PLAN	35

OTHER MATTERS	38

APPENDICES	40

APPENDIX A CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF CARMIKE CINEMAS, INC	40

APPENDIX B CARMIKE CINEMAS, INC. 2002 STOCK PLAN	44

APPENDIX C CARMIKE CINEMAS, INC. NON-EMPLOYEE DIRECTORS LONG-TERM STOCK INCENTIVE PLAN	57

APPENDIX D CARMIKE CINEMAS, INC. EMPLOYEE AND CONSULTANT LONG-TERM STOCK INCENTIVE PLAN	67

CARMIKE CINEMAS, INC.

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 14, 2002

     This proxy statement and the accompanying proxy card are furnished to the stockholders of Carmike Cinemas, Inc. (“Carmike”) in connection with the solicitation of proxies by the Board of Directors of Carmike for use at the Annual Meeting of Stockholders to be held on August 14, 2002, at the offices of Troutman Sanders LLP, Bank of America Plaza, 600 Peachtree Street, N.E., 52nd Floor, Atlanta, Georgia at 10:00 a.m., local time, and any adjournments thereof. All stockholders are encouraged to attend the meeting. Your proxy is requested, however, whether or not you attend in order to assure maximum participation.

     At the Annual Meeting, stockholders will be requested to act upon the matters set forth in this proxy statement. If you are not present at the meeting, your shares can be voted only when represented by proxy. You may cancel your proxy before balloting begins by notifying the Secretary of Carmike in writing at Carmike’s principal executive offices. In addition, any proxy signed and returned by you may be revoked at any time before it is voted by your delivering a new duly executed proxy card bearing a later date or by your appearing and your voting in person at the meeting. Carmike expects to mail this proxy statement and accompanying proxy card to Carmike’s stockholders starting on or about July 24, 2002. Carmike’s 2001 Annual Report on Form 10-K and related amendments, which should be read in conjunction with the matters discussed in this proxy statement, are also enclosed. The expenses incidental to the preparation and mailing of this proxy material are being paid by Carmike. No solicitation is planned beyond the mailing of this proxy material to stockholders.

     The principal executive offices of Carmike are located at 1301 First Avenue, Columbus, Georgia 31901. The telephone number is (706) 576-3400.

Quorum and Voting Requirements

     The close of business on July 17, 2002 has been fixed as the record date for the determination of stockholders of Carmike entitled to notice of and to vote at the Annual Meeting. On that date, Carmike had outstanding 8,991,262 shares of its Common Stock, $.03 par value (the “Common Stock”). Each share of Common Stock entitles the holder thereof to one vote per share on all matters properly coming before the meeting.

     At the Annual Meeting, the holders of stock representing a majority of the voting power of all classes of stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, constitute a quorum. Abstentions will be treated as present for purposes of determining a quorum. Shares held by a broker as nominee (i.e., in “street name”) that the broker, as a result of incomplete instructions from the beneficial owner of shares, cannot vote (“broker non-votes”), also will be treated as present for quorum purposes.

     Directors are elected by a plurality of the votes cast by the holders of the Common Stock at a meeting at which a quorum is present. Votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors.

     Approval of the Carmike Cinemas, Inc. 2002 Stock Plan, the Carmike Cinemas, Inc. Non-Employee Directors Long-Term Stock Incentive Plan and the Carmike Cinemas, Inc. Employee and Consultant Long-Term Stock Incentive Plan each require the affirmative vote of a majority of the votes of the holders of the Common Stock at a meeting at which a quorum is present. Abstentions will be included in the number of votes present and entitled to vote and accordingly will be treated as “no” votes. Broker non-votes, however, will be excluded from the number of votes present and entitled to vote and will have no effect on the outcome of the vote on this proposal.

PROPOSAL ONE:

ELECTION OF DIRECTORS

     The Board of Directors has nominated the ten individuals named below for election as directors of Carmike, each to serve until the next annual meeting of stockholders and until his or her respective successor shall be duly elected and shall qualify. All of the individuals nominated by the Board of Directors for election are presently directors of Carmike. It is the present intention of the persons named in the accompanying form of proxy to vote such proxy (unless authority to so vote is withheld) for the election of the ten nominees named below as directors of Carmike.

     The Board of Directors expects that each of the nominees will be available to stand for election and to serve as director. In the event a vacancy among the original nominees occurs prior to the meeting, the proxies will be voted for a substitute nominee or nominees named by the Board and for the remaining nominees.

Nominees

     The following is a brief description of the business experience of each nominee for at least the past five years. For purposes of this description, references to Carmike include Carmike’s predecessor, Martin Theatres, Inc., and ages are presented as of July 17, 2002.

     Michael W. Patrick, 52, has served as President of Carmike since October 1981, director of Carmike since April 1982, Chief Executive Officer since March 1989 and Chairman of the Board of Directors since January 2002. Mr. Patrick also currently serves as a member of the Board of Directors’ Executive Committee. He joined Carmike in 1970 and served in a number of operational and film booking and buying capacities prior to becoming President. Mr. Patrick serves as a director of the Will Rogers Institute and he is a member of the Board of Trustees of Columbus State University Foundation, Inc. Mr. Patrick also serves as President of Carmike’s subsidiaries Eastwynn Theatres, Inc. and Wooden Nickel Pub, Inc. Mr. Patrick was serving as President of these subsidiaries and as President and Chief Executive Officer of Carmike when Carmike filed its voluntary petition for bankruptcy under the U.S. Bankruptcy Code on August 8, 2000.

     Ian M. Cumming, 62, has been a director of Carmike since January 2002 and currently serves on the Board of Directors’ Audit Committee. He has served as a director and Chairman of the Board of Leucadia National Corporation since June 1978. Leucadia is a holding company principally engaged in a variety of businesses, including banking and lending, manufacturing, winery operations, real estate activities, precious metals mining and property and casualty insurance. In addition, he is a director of Allcity Insurance Company, MK Gold Company and a director and Chairman of the Board of The FINOVA Group Inc. Allcity Insurance Company, a subsidiary of Leucadia, is a property and casualty insurance company and MK Gold Company, also a subsidiary of Leucadia, is an international mining company. FINOVA is a middle market lender, in which Leucadia has an indirect 25% equity interest. Mr. Cumming is also a director of Skywest, Inc., a Utah-based regional air carrier and HomeFed Corporation, a publicly held real estate development company.

     Elizabeth C. Fascitelli, 44, has been a director of Carmike since December 1998. She serves as a member of the Stock Option Committee of Carmike’s Board of Directors and as an alternate member of the Executive Committee. Ms. Fascitelli is a managing director in the Principal Investment Area of Goldman, Sachs & Co. She joined Goldman, Sachs & Co. in 1984 and became a managing director in 1997.

     Richard A. Friedman, 44, has been a director of Carmike since December 1998 and currently serves as a member of the Board of Directors’ Executive Committee. Mr. Friedman is head of the Principal Investment Area of Goldman, Sachs & Co. He joined Goldman, Sachs & Co. in 1981, became a partner in 1990 and was made a managing director in 1996. Mr. Friedman serves on the boards of directors of AMF Bowling, Inc., Polo Ralph Lauren Corporation and Yankee Entertainment and Sports Network (YES).

     Alan J. Hirschfield, 66, has been a director of Carmike since April 2002 and currently serves as a member of the Board of Directors’ Audit Committee. Mr. Hirschfield is a private investor and consultant. From 1992 to 2000, he was Co-Chief Executive Officer of Data Broadcasting Corporation, which merged with Financial Times/Pearsons, Inc., and, from 1990 to 1992, he was Managing Director of Wertheim Schroder & Co., Inc., investment bankers, and Co-Chief Executive Officer of Financial News Network. During 1986 to 1990, Mr. Hirschfield served as a consultant/investor in the entertainment/media industry. From 1982 to 1986, he was the Chairman and Chief Executive Officer of Twentieth Century Fox Film Corporation. Mr. Hirschfield was President and Chief Executive Officer of Columbia Pictures, Inc. from 1973 to 1978. He currently serves on the Boards of Directors of Cantel Medical Corp. (for which he is Vice-Chairman), Chyron Corporation, Interactive Data Corporation (formerly Data Broadcasting Corporation) and J Net Enterprises, Inc.

     John W. Jordan, II, 53, has been a director of Carmike since April 1982. Mr. Jordan serves as a member of the Board of Directors’ Audit Committee and as an alternate member of the Executive Committee. He is a co-founder and managing partner of The Jordan Company, which was founded in 1982. Mr. Jordan is a managing partner of Jordan/Zalaznick Capital Company and Chairman of the Board and Chief Executive Officer of Jordan Industries, Inc. From 1973 until 1982, he was a vice president of Carl Marks & Company, a New York investment banking company. Mr. Jordan is a director of Apparel Ventures, Inc., Ameriking, Inc., Jackson Products, Inc., Kinetek, Inc., Fannie May Holdings, Inc., and GEAR For Sports, Inc., as well as most of the companies in which The Jordan Company holds investments.

     Carl L. Patrick, Jr., 55, has served as a director of Carmike since April 1982. He was the Director of Taxes for the Atlanta, Georgia office of Arthur Young & Co. from October 1984 to September 1986, and is currently self-employed. Previously, he was a certified public accountant with Arthur Andersen & Co. from 1976 to October 1984. Carl L. Patrick, Jr. served two terms as Chairman of the Board of Summit Bank Corporation and

currently serves as a director of that company. He is Co-Chairman of PGL Entertainment Corp. Carl L. Patrick, Jr. and Michael W. Patrick are brothers.

     Kenneth A. Pontarelli, 32, has been a director of Carmike since April 2002. He is a vice president in the Principal Investment Area of Goldman, Sachs & Co. He joined Goldman, Sachs & Co. in 1992 and became a vice president in 2000. Mr. Pontarelli also serves on the Board of Directors of NextMedia Investors LLC, a media company that owns and operates radio stations and outdoor advertising properties throughout the United States.

     Roland C. Smith, 47, has been a director of Carmike since April 2002. He has been President and Chief Executive Officer of AMF Bowling Worldwide, Inc. since April 1999. He was elected Chairman of the Board of Directors of AMF Bowling Worldwide on March 20, 2002. Prior to joining AMF Bowling, he was President and Chief Executive Officer of the Triarc Restaurant Group, a restaurant franchiser which conducts its business through Arby’s, Inc., from February 1997 to April 1999. He joined Triarc in 1994 as Vice President of International Marketing. Mr. Smith was President and Chief Executive Officer of AMF Bowling Worldwide, Inc. and its indirect parent AMF Bowling, Inc. when the companies filed voluntary petitions for relief under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia on July 2, 2001 and July 30, 2001, respectively. AMF Bowling Worldwide emerged from bankruptcy on March 8, 2002.

     David W. Zalaznick, 48, has served as a director of Carmike since April 1982. Mr. Zalaznick currently serves as a member of both the Executive Committee and the Stock Option Committee of Carmike’s Board of Directors. He is a co-founder and general partner of The Jordan Company, a managing partner of Jordan/Zalaznick Capital Company and a director of Jordan Industries, Inc. From 1978 to 1980, he worked as an investment banker with Merrill Lynch White Weld Capital Markets Group and, from 1980 until the formation of The Jordan Company in 1982, Mr. Zalaznick was a vice president of Carl Marks & Company. Mr. Zalaznick is a director of Apparel Ventures, Inc., Marisa Christina, Inc., Ameriking, Inc., Kinetek, Inc., GEAR For Sports, Inc., and Jackson Products, Inc.

     Each nominee described above has been designated pursuant to the Stockholders’ Agreement effective January 31, 2002 (the “Stockholders’ Agreement”) to be a member of the Board of Directors of Carmike.

     The Board of Directors recommends a vote FOR the nominees set forth above.

ADDITIONAL INFORMATION

Board Meetings

     The business of Carmike is managed by or under the direction of the Board of Directors. The Board of Directors met six times during the year ended December 31, 2001. Each of the incumbent directors attended at least 75% of the aggregate of the total meetings of the Board of Directors held during the periods that he or she served during 2001. Each of the incumbent directors, except John W. Jordan, II and Elizabeth C. Fascitelli, also attended at least 75% of the aggregate of the total meetings held by all committees of the Board on which he or she served during 2001.

Committees of the Board of Directors

Executive Committee

     On February 6, 2002, the Board of Directors adopted resolutions establishing an Executive Committee which has been delegated the authority while the Board of Directors is not in session to approve any actions that the Board of Directors could approve, except to the extent restricted by law, the Certificate of Incorporation or the Bylaws. The Executive Committee consists of Messrs. Michael W. Patrick, Richard A. Friedman and David W. Zalaznick. As permitted by Carmike’s Amended and Restated Bylaws, John W. Jordan, II and Elizabeth C. Fascitelli were appointed as alternate members of the Executive Committee who may serve in the absence or unavailability of David W. Zalaznick and Richard A. Friedman, respectively.

Stock Option Committee

     The Stock Option Committee, which consists of Elizabeth C. Fascitelli and David W. Zalaznick, has been appointed to administer the Carmike Cinemas, Inc. 2002 Stock Plan (the “2002 Stock Plan”) and to designate the participants, which are individuals that the Stock Option Committee determines to be significantly responsible for the success and future growth and profitability of Carmike. The Board of Directors also has appointed the Stock Option Committee to administer the Carmike Cinemas, Inc. Non-Employee Directors Long-Term Stock Incentive Plan (the “Directors Incentive Plan”), which subject to approval of Carmike’s stockholders, is effective as of May 31, 2002, and the Carmike Cinemas, Inc. Employee and Consultant Long-Term Stock Incentive Plan (the “Employee Incentive Plan”) which, subject to approval of Carmike’s stockholders, will become effective August 15, 2002. The Stock Option Committee is responsible for designating the participants under these plans and for determining the amount, type, conditions for vesting or exercisability, and other terms and conditions of participant awards under the 2002 Stock Plan, the Directors Incentive Plan and the Employee Incentive Plan. Since Carmike was involved in the Chapter 11 Cases, the Stock Option Committee did not meet during fiscal year 2001. The Stock Option Committee will perform the function of a compensation committee during fiscal year 2002.

Audit Committee

     The Audit Committee, which consists of Messrs. Ian M. Cumming, Alan J. Hirschfield, and John W. Jordan, II, recommends the engagement of independent auditors of Carmike and reviews with the independent auditors the scope and results of Carmike’s audits, Carmike’s internal accounting controls and the professional services furnished by the independent auditors to Carmike. The Audit Committee met three times during the year ended December 31, 2001.

     Carmike does not have a nominating committee.

Audit Committee Report

     The Audit Committee is comprised of three members, each of whom meets the independence requirements of Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Audit Committee operates under a written charter adopted by the written consent of the Board of Directors on April 26, 2002. A copy of the charter is included as Appendix A to this Proxy Statement.

     The primary responsibility of the Audit Committee is to oversee Carmike’s financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board of Directors. Management is responsible for preparing Carmike’s financial statements and the independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.

     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management Carmike’s audited financial statements as of and for the year ended December 31, 2001. The Audit Committee also has discussed with Ernst & Young LLP, Carmike’s independent auditors for fiscal 2001, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     Ernst & Young LLP also provided to the Audit Committee the written disclosures and the letter required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and issued by the Independence Standards Board, and the Audit Committee has discussed with Ernst & Young LLP their independence.

     Based on those reviews and discussions, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in Carmike’s Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission (the “SEC”).

     The foregoing has been furnished by the Audit Committee of Carmike’s Board of Directors.

John W. Jordan, II, Chairman Ian M. Cumming Alan J. Hirschfield

     Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of Carmike’s annual financial statements for fiscal year 2001 and the review of the financial statements included in Carmike’s Form 10-K and Form 10-Qs for such fiscal year were $553,000.

     Financial Information Systems Design and Implementation Fees. Ernst & Young LLP did not render any services to Carmike related to financial information systems design and implementation during fiscal year 2001.

     All Other Fees. The aggregates fees billed by Ernst & Young LLP for professional services rendered other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees above were $191,000. These include fees paid in connection with income tax return preparation, income tax consulting and other accounting and income tax assistance. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Ernst & Young LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

Reorganization of Carmike Cinemas, Inc.

     On August 8, 2000, Carmike and its subsidiaries Eastwynn Theatres, Inc., Wooden Nickel Pub, Inc. and Military Services, Inc. filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code (the “Chapter 11 Cases”). On January 4, 2002, the United States Bankruptcy Court for the District of Delaware entered an order confirming Carmike’s Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated as of November 14, 2001 (the “Plan of Reorganization”). The Plan of Reorganization became effective on January 31, 2002.

     As part of Carmike’s reorganization, each share of pre-reorganization Class A or Class B Common Stock of Carmike was converted into 0.194925 of one share of reorganized Common Stock on January 31, 2002. Also on January 31, 2002, pursuant to the Plan of Reorganization, the holders of the pre-reorganization Series A Preferred Stock of Carmike received in the aggregate 41.2% (4,120,000 shares) of the reorganized Common Stock reserved by the Plan of Reorganization, and certain holders of $45,685,000 of the 9-3/8% Senior Subordinated Notes due 2009 received in the aggregate 26.6% (2,660,001 shares) of the reorganized Common Stock.

Security Ownership of Certain Beneficial Holders

     The following table sets forth certain information as to the Common Stock of Carmike beneficially owned as of July 17, 2002 by each person, other than persons whose ownership is reflected under the caption “Security Ownership of Management,” who is known to Carmike to own, directly or indirectly, more than 5% of the outstanding shares of Carmike’s Common Stock, and reflects information presented either in each such person’s filings with the SEC or otherwise provided to Carmike. The entities listed below are affiliated with certain of our directors, whose beneficial ownership is also listed in “Security Ownership of Management” below.

		Percent
Name and Address of Beneficial Owner	Beneficial Ownership	of Class (1)

The Goldman Sachs Group, Inc. (2) 85 Broad Street New York, New York 10004	4,199,727	46.7%

Leucadia National Corporation (3) 315 Park Avenue South New York, New York 10010	1,001,570	11.1%

(1)	Percent of class is with respect to outstanding shares of Common Stock as of July 17, 2002 (8,991,262 shares of Common Stock outstanding on that date).

(2)	According to the Amendment to Form 4 filed with the SEC on July 10, 2002, The Goldman Sachs Group, Inc. (“GS Group”) and certain affiliates, Goldman Sachs and GS Group may be deemed to own beneficially and indirectly in the aggregate 4,199,727 shares of Common Stock through certain investment partnerships of which affiliates of Goldman Sachs and GS Group are the general partner, managing partner or managing general partner (the “GS Limited Partnerships”). Goldman Sachs is the investment manager of certain of the GS Limited Partnerships. The GS Limited Partnerships and their respective beneficial ownership of shares of Carmike Common Stock are: (a) GS Capital Partners III, L.P.—2,860,981, (b) GS Capital Partners III Offshore, L.P.— 786,517, (c) Goldman, Sachs & Co Verwaltungs GmbH as nominee for GS Capital Partners III Germany Civil Law Partnership—132,077, (d) Stone Street Fund 1998, L.P.—322,593 and (e) Bridge Street Fund 1998, L.P.—97,359. Goldman Sachs and GS Group each disclaim beneficial ownership of the securities owned by the GS Limited Partnerships except to the extent of their pecuniary interest therein. Spear, Leeds & Kellogg, L.P., an indirect wholly-owned subsidiary of GS Group owns 200 shares of Common Stock. Does not include shares of Common Stock which may be deemed to be beneficially owned by Goldman Sachs as a result of ordinary course trading activities from time to time or shares of Common Stock held in client accounts with respect to which Goldman Sachs or its employees have voting or investment discretion or both. Goldman Sachs disclaims beneficial ownership of the Common Stock held in client accounts.

(3)	According to the Schedule 13D filed by Leucadia National Corporation and certain affiliates on February 11, 2002, Leucadia Investors, Inc. is the direct owner of 114,903 shares of Common Stock. Leucadia Investors, Inc. is an indirect wholly-owned subsidiary of Leucadia National Corporation; both entities are New York corporations. Leucadia National Corporation may be deemed to be the beneficial owner of the Common Stock shares by virtue of its shared powers to direct the voting and disposition by Leucadia Investors, Inc. of such shares. In addition, Leucadia National Corporation is the direct owner of 886,667 shares of Common Stock. Ian M. Cumming is the Chairman of the Board of Directors of Leucadia National Corporation. John W. Jordan, II, David W. Zalaznick and Leucadia Investors, Inc. are each a general partner in The Jordan Company, a New York general partnership organized in 1982, which was one of the three original investors in the leveraged buyout of Carmike in April 1982.

Security Ownership of Management

     The following table sets forth certain information as to the Common Stock beneficially owned as of July 17, 2002 by each of Carmike’s current directors and named executive officers and all directors and executive officers as a group.

		Percent
Name and Address of Beneficial Owner	Beneficial Ownership	Of Class (1)

Michael W. Patrick (2)	131,947	1.5%
Martin A. Durant	—	—
Anthony J. Rhead	—	—
Fred W. Van Noy	19	*
Ian M. Cumming (3)	1,001,570	11.1%
Elizabeth C. Fascitelli (4)	4,199,727	46.7%
Richard A. Friedman (4)
Kenneth A. Pontarelli (4)
Alan J. Hirschfield	—	—
John W. Jordan, II (5)(6)	1,227,785	13.6%
Carl L. Patrick, Jr. (7)	118,619	1.3%
Roland C. Smith	—	—
David W. Zalaznick (5)(8)	930,120	10.3%
All directors and executive officers as a group (17 persons)	7,609,850	84.6%

*	Indicates less than 1%.

-—	Indicates no ownership.

(1)	Percent of class is with respect to outstanding shares of Common Stock as of July 17, 2002 (8,991,262 shares of Common Stock outstanding on that date).

(2)	Includes 7,695 shares of Common Stock held by Michael W. Patrick as custodian for his minor son; Michael W. Patrick has voting and investment power with respect to such shares. Excludes 11,613 shares of Common Stock held in trust for Michael W. Patrick by C.L. Patrick, as trustee, the remainder interest of which Michael W. Patrick has purchased. Also excludes the 780,000 shares of Common Stock issuable to Michael W. Patrick under the 2002 Stock Plan pursuant to his employment agreement.

(3)	As Chairman of the Board of Leucadia National Corporation, Mr. Cumming may be deemed to indirectly own 1,001,570 shares of Common Stock through the following ownership structure. According to the Schedule 13D filed by Leucadia National Corporation, Leucadia Investors, Inc. directly owns 114,903 shares of Common Stock. Leucadia Investors is a wholly owned subsidiary of Leucadia, Inc., which in turn is a wholly owned subsidiary of Leucadia National Corporation. In addition, Leucadia National Corporation directly owns 886,667 shares of Common Stock. Mr. Cumming disclaims beneficial ownership of all shares owned directly or indirectly by Leucadia National Corporation.

(4)	Mr. Friedman is head of the Principal Investment Area of Goldman Sachs. Ms. Fascitelli is a managing director of Goldman Sachs, and Mr. Pontarelli is a vice president of Goldman Sachs. Based on Amendments to Form 4 filed with the SEC and includes the 4,199,727 shares of Common Stock which Goldman Sachs or GS Group has reported and may be deemed to own beneficially and indirectly through the GS Limited Partnerships and Spear, Leeds & Kellogg, L.P. Ms. Fascitelli, Mr. Friedman and Mr. Pontarelli disclaim beneficial ownership of the 4,199,727 shares of Common Stock held by the GS Limited Partnerships and Spear, Leeds & Kellogg, L.P., except to the extent of any pecuniary interest therein, if any. Does not include shares of Common Stock which may be deemed to be beneficially owned by Goldman Sachs as a result of ordinary course trading activities from time to time or shares of Common Stock held in client accounts with respect to which Goldman Sachs or its employees have voting or investment discretion or both. Goldman Sachs, Ms. Fascitelli, Mr. Friedman and Mr. Pontarelli disclaim beneficial ownership of the Common Stock held in client accounts.

(5)	John W. Jordan, II, David W. Zalaznick and Leucadia Investors, Inc. are each a general partner in The Jordan Company, a New York general partnership organized in 1982, which was one of the three original investors in the leveraged buyout of Carmike in April 1982. Does not include 1,001,570 shares of Common Stock beneficially owned by Leucadia Investors, Inc. Until May 26, 1995, Mr. Jordan was a director of Leucadia National Corporation.

(6)	Consists of 87,366 shares of Common Stock owned by The Jordan Trust, a charitable remainder trust; 3,918 shares of Common Stock owned by The TJT(B), a charitable remainder trust; and 1,136,501 shares of Common Stock owned by TJT(B) (Bermuda) Investment Company Ltd, a Bermuda company wholly owned by TJT(B). Mr. Jordan is the sole trustee of The Jordan Trust and The TJT(B) and retains full investment and voting powers.

(7)	Includes 39 shares of Common Stock owned by Carl L. Patrick, Jr.’s wife, as to which shares Carl L. Patrick, Jr. disclaims beneficial ownership. Includes 97 shares of Common Stock held as custodian for his son. Excludes 11,613 shares of Common Stock held in trust for Carl L. Patrick, Jr. by Frances E. Patrick, as trustee, the remainder interest of which Carl L. Patrick, Jr. has purchased.

(8)	Includes an aggregate of 2,340 shares held by three irrevocable trusts for the benefit of Mr. Zalaznick’s minor children (Mr. Oded Oboodi is the trustee of these trusts), 10 shares held by Mr. Zalaznick as custodian for his minor son and 15 shares held by Mr. Zalaznick as custodian for his minor daughter. Mr. Zalaznick disclaims beneficial ownership of such 2,365 shares.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table sets forth certain information concerning the compensation of Carmike’s Chief Executive Officer and each of the other four most highly compensated executive officers of Carmike serving as of December 31, 2001 (these five individuals, collectively, the “named executive officers”) for the fiscal years ended December 31, 2001, 2000 and 1999. All options to purchase shares of stock of Carmike that were outstanding immediately prior to January 31, 2002 were cancelled on the January 31, 2002.

SUMMARY COMPENSATION TABLE

				Long-Term
		Annual		Compensation
		Compensation		Awards

				Securities	All Other
		Salary	Bonus	Underlying	Compensation
Name and Principal Position	Year	($)	($)	Options/SARs(#)	($)(1)

Michael W. Patrick	2001	$589,719	$30,000	—	$62,974
President, Chief Executive Officer and	2000	589,719	14,000	100,000	45,121
Director	1999	589,719	44,000	—	62,603
Martin A. Durant (2)	2001	$213,000	$126,250	—	$34,657
Senior Vice President — Finance,	2000	200,000	267,500	40,000	21,383
Treasurer and Chief Financial Officer
F. Lee Champion, III (3)	2001	$169,000	$62,250	—	$24,025
Senior Vice President, General	2000	169,000	8,750	40,000	14,094
Counsel, Secretary and Director	1999	162,750	42,500	—	19,383
Fred W. Van Noy	2001	$132,084	$103,750	—	$23,111
Senior Vice President and Chief	2000	100,000	24,000	40,000	10,070
Operating Officer	1999	93,750	64,000	—	15,724
Anthony J. Rhead	2001	$105,000	$46,250	—	$18,852
Senior Vice President—Film and	2000	100,000	35,104	40,000	11,433
Secretary	1999	93,750	67,000	—	17,391

(1)	The amounts shown in this column for 2001 represent amounts paid by Carmike to the named executive officers under the Deferred Compensation Plan as follows: Mr. Patrick $62,008; Mr. Durant $33,691; Mr. Champion $23,059; Mr. Van Noy $22,691; and Mr. Rhead $16,080. The present value cost of Carmike’s portion of 2001 premiums for split dollar life insurance were as follows: Mr. Patrick $966; Mr. Champion $966; Mr. Van Noy $420; and Mr. Rhead $2,772.

(2)	Martin A. Durant joined Carmike in July 1999 as Senior Vice President-Finance, Treasurer and Chief Financial Officer and was not one of the four most highly compensated executive officers of Carmike serving as of December 31, 1999.

(3)	F. Lee Champion, III resigned as Senior Vice President, General Counsel, Secretary and Director effective at the close of business on December 31, 2001.

Option Grants, Exercises and Holdings

     There were no grants during the fiscal year ended December 31, 2001 of stock options or stock appreciation rights to the named executive officers, and no options were exercised by the named executive officers during the last fiscal year.

     The following table sets forth information with respect to the named executive officers concerning unexercised options held as of the end of the fiscal year ended December 31, 2001. All options to purchase shares of stock of Carmike that were outstanding immediately prior to January 31, 2002 were cancelled on January 31, 2002.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

	Number of Securities		Value of Unexercised
	Underlying Unexercised Options		In-the-Money Options
	at FY-End (#)		At FY-End ($) (1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael W. Patrick	105,000	100,000	—	—
Martin A. Durant	6,000	40,000	—	—
F. Lee Champion, III	30,000	40,000	—	—
Anthony J. Rhead	37,500	40,000	—	—
Fred W. Van Noy	45,000	40,000	—	—

(1)	An option is “in-the-money” if the fair market value of Carmike’s Class A Common Stock exceeds the exercise price. None of the options held by the named executive officers were “in-the-money” on December 31, 2001.

All of the options to purchase Carmike’s Class A Common Stock were cancelled on January 31, 2002 as part of the Plan of Reorganization.

Equity Compensation Plan Information

     In connection with Carmike’s reorganization, all outstanding securities of Carmike, including all options, warrants and rights under any equity compensation plans existing as of December 31, 2001, were cancelled on January 31, 2002. Furthermore, no shares of Carmike’s reorganized Common Stock were issuable upon the exercise of any such options, warrants or rights. Carmike, therefore, has not included a table depicting such equity compensation plan information as part of this Proxy Statement. For a summary of equity compensation granted, subject to stockholder approval, under the 2002 Stock Plan and the Directors Incentive Plan please refer to “Information on New Plan Benefits” set forth in Proposal Two and Proposal Three, respectively.

Employment Contracts

     In connection with Carmike’s reorganization, Carmike entered into an employment agreement with Michael W. Patrick effective January 31, 2002 that modifies and supersedes his former employment agreement with Carmike. The new five-year term agreement provides for a base annual salary of $850,000 per year plus, if certain performance targets are achieved, an annual bonus of up to 50% of his base salary for the year in which the targets are achieved. The agreement further provides that, on each of the third, fourth, and fifth anniversary dates of January 31, 2002, Carmike shall issue and/or deliver to Mr. Patrick the number of shares of Common Stock that would be equivalent to 260,000 shares of Common Stock if such stock had been issued and owned continuously from January 31, 2002. However, no such installment delivery shall be made if earlier Mr. Patrick’s employment was terminated for “cause” (as defined in the agreement) or Mr. Patrick breached certain covenants relating to non-competition and fiduciary duties set forth in the agreement; all installment deliveries that have not been made or cancelled shall be made immediately upon the occurrence of his death or a “change in control” (as defined and to the extent provided in the agreement). The shares are issuable under the 2002 Stock Plan.

     Mr. Patrick’s employment agreement further provides that, in the event there is a “change in control” (as defined in the agreement), the employment agreement will be automatically extended for a period of five years, beginning on the first day of the month during which such change in control occurs. A change in control shall not be deemed to have occurred as a result of the commencement of a case under the Federal Bankruptcy Code or any action taken in accordance with and as provided in any plan of reorganization approved by a bankruptcy court with respect to Carmike. In the event of Mr. Patrick’s (i) involuntary termination of employment with Carmike (other than by reason of death, disability or for “cause” (as defined in the agreement) or (ii) following a “change in control,” resignation for “good reason” (as defined in the agreement), Mr. Patrick will be entitled to a lump sum payment equal to his base salary and, if applicable, the target bonus for the year of his employment termination multiplied by the number of full and partial years remaining in his employment term.

Employee Benefit Plans

     Carmike has two employee benefit plans since reorganization in which executive officers currently participate: (1) the Deferred Compensation Plan and (2) the 2002 Stock Plan.

Deferred Compensation Plan

     Carmike maintains a Deferred Compensation Plan for certain executive officers, including the named executive officers, pursuant to which Carmike pays additional compensation quarterly on a pre-tax basis equal to 10% of an employee’s taxable compensation. Distributions from the plan are made upon or shortly after normal retirement, disability, death or termination of employment of a participant.

Carmike Cinemas, Inc. 2002 Stock Plan

     As part of the Plan of Reorganization, the Board of Directors of Carmike adopted, subject to stockholder approval, the 2002 Stock Plan effective January 31, 2002 and reserved 1,000,000 shares of Common Stock for issuance under the 2002 Stock Plan. The 2002 Stock Plan is intended to provide incentives which will attract, retain and motivate highly competent persons as officers and key employees of, and consultants to, Carmike and its subsidiaries and affiliates, by providing them opportunities to acquire shares of Carmike’s Common Stock or to receive monetary payments based on the value of such shares.

     The Stock Option Committee administers the 2002 Stock Plan and designates the participants, who are individuals that the Stock Option Committee determines to be significantly responsible for the success and future growth and profitability of Carmike. The Stock Option Committee also determines the amount, type, conditions for vesting or exercisability, and other terms and conditions of participant awards. Awards may be made in the form of stock options, stock grants, stock appreciation rights, stock units, performance-based awards or any combination thereof.

     Carmike’s Board of Directors has approved the grant of 780,000 shares available under the 2002 Stock Plan to Michael W. Patrick. These shares will be delivered over a three year period beginning in 2005. In May 2002, the Stock Option Committee approved grants of the remaining 220,000 shares to a group of seven other members of the senior management of Carmike. Each executive must achieve specific annual performance goals before the stock will be issued to the executive. In some instances the executive may earn partial amounts of his or her stock grant based on graded levels of performance. The named executive officers were allocated the following shares:

Martin A. Durant Anthony J. Rhead	40,000 shares 45,000 shares	Fred W. Van Noy	45,000 shares

     Shares earned each year will vest approximately two years after the calendar year in which they are earned.

Carmike Cinemas, Inc. Employee Retention and Severance Plan

     On November 21, 2000, the Board of Directors approved the Carmike Cinemas, Inc. Retention and Severance Plan (the “Retention and Severance Plan”). The Retention and Severance Plan, which was approved by order of the bankruptcy court on January 31, 2001, was designed to supplement temporarily the salaries of key employees in order to maintain competitive compensation levels for such employees during their continued employment with Carmike while the reorganization was proceeding. The Retention and Severance Plan also was designed to reassure key employees that they would not suffer a financial hardship in the unlikely event that their employment was involuntarily terminated without cause. The Retention and Severance Plan terminated on January 31, 2002.

     Participants in the Retention and Severance Plan were designated by the Board of Directors. Sixty-one key employees participated in the Retention and Severance Plan, including the named executive officers, except for the Chief Executive Officer. Each participant was placed in a category depending on the participant’s job title and was entitled to receive an annual retention bonus in an amount equal to a percentage of the participant’s annual base salary, ranging from 100% for certain senior officers to 25% for other key employees. The bonus percentages specified by the Board of Directors for the named executive officers participating in the Retention and Severance Plan were: 100% for Martin A. Durant and Fred W. Van Noy and 50% for F. Lee Champion, III and Anthony J. Rhead.

     The retention bonuses were payable in two or three installments, depending upon the category to which an employee belonged. On February 28, 2001, Carmike paid 25% of the retention bonuses to each eligible participant in the Retention and Severance Plan. As a result, the following payments were made to named executive officers and are reflected in the “Bonus” column of the Summary Compensation Table:

Martin A. Durant F. Lee Champion, III	$50,000 $21,125	Fred W. Van Noy Anthony J. Rhead	$33,750 $12,500

     If the participant was employed with Carmike through August 31, 2001, then that participant received either up to 25% or 75% of his or her remaining retention bonus depending upon the category to which the participant belonged and, in some cases, Carmike’s actual operating performance in comparison to its 2001 annual operating budget approved by the Board of Directors and the statutory creditors’ committee in the bankruptcy case. The following payments were made to named executive officers on August 31, 2001 and are reflected in the “Bonus” column of the Summary Compensation Table:

Martin A. Durant F. Lee Champion, III	$56,250 $21,125	Fred W. Van Noy Anthony J. Rhead	$33,750 $13,750

     Certain participants received up to 50% of their remaining retention bonus, depending upon Carmike’s actual operating performance in comparison to its 2001 annual operating budget, on February 28, 2002. The following payments were made to named executive officers on February 28, 2002:

Martin A. Durant Anthony J. Rhead	$112,500 $27,500	Fred W. Van Noy	$67,500

     F. Lee Champion, III resigned as Senior Vice President, General Counsel, Secretary and Director of Carmike effective December 31, 2001 and, thus, did not receive a retention bonus on February 28, 2002. No retention bonus was paid to any participant who terminated employment for any reason (other than death or disability) prior to the scheduled payment date.

     Finally, the Retention and Severance Plan provided for severance payments upon a participant’s involuntary termination of employment (other than for cause or by reason of death or disability) or, following a change in control, resignation for good reason. No participants became entitled to any severance payments under the Carmike Cinemas, Inc. Employee Retention and Severance Plan prior to its termination.

Carmike Cinemas, Inc. 1998 Class A Stock Option Plan

     Carmike did not issue any stock options under the Carmike Cinemas, Inc. 1998 Class A Stock Option Plan (the “1998 Stock Option Plan”) during the 2001 fiscal year. Further, all of the pre-reorganization Class A Common Stock available for issuance and all of the outstanding stock options granted under the plan were cancelled on January 31, 2002.

Compensation of Directors

     During fiscal year 2001, the members of the Board of Directors who were not employees of Carmike each waived the $5,000 annual retainer for serving on the Board of Directors since Carmike was involved in the reorganization. As of this fiscal year, directors receive $2,500 per meeting for participating in meetings of the Board of Directors or its committees, not to exceed $10,000 a year per director, except that independent directors Roland C. Smith and Alan J. Hirschfield each receive $5,000 per meeting up to a maximum of $25,000 a year. Employees of Carmike do not receive any additional compensation for serving on the Board of Directors.

     On May 31, 2002, the Board of Directors adopted, subject to stockholder approval, the Directors Incentive Plan to be effective as of that date for the purpose of providing incentives to attract, retain and motivate qualified and experienced persons for service as non-employee directors of Carmike. In connection with the adoption of the Directors Incentive Plan, the Board of Directors authorized option grants to two of Carmike’s independent directors, Alan J. Hirschfield and Roland C. Smith. Upon stockholder approval of the Directors Incentive Plan, Mr. Hirschfield and Mr. Smith each are expected to receive options to purchase 5,000 shares of Common Stock at an exercise price to be determined at the time such options are issued. For additional information regarding the Directors Incentive Plan, please refer to “Major Provisions of the Directors Incentive Plan” set forth in Proposal Three below.

Compensation Committee Interlocks and Insider Participation

     During fiscal year 2001, Carmike had no compensation committee and no board committee performing a similar function. The following officers and employees of Carmike participated in deliberations of the Board of Directors concerning executive officer compensation during the fiscal year ended December 31, 2001: Michael W. Patrick, Martin A. Durant and F. Lee Champion, III. On February 6, 2002, the Board of Directors appointed the Stock Option Committee for fiscal year 2002, and this committee performs the function of a compensation committee. The Stock Option Committee members are: Elizabeth C. Fascitelli and David W. Zalaznick.

Report on Executive Compensation

     During fiscal 2001, the Board of Directors did not have a compensation committee. The full Board of Directors supervised and reviewed the administration of Carmike’s employee benefit plans and compensation of employees, except for decisions about awards under the Carmike Cinemas, Inc. 1998 Class A Stock Option Plan, which were to be made solely by the Stock Option Committee in order for any grants or awards under such plan to satisfy Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

     The following is a report submitted by the Board of Directors addressing Carmike’s compensation policy as it related to the Chief Executive Officer and the other named executive officers for the fiscal year ended December 31, 2001.

Base Salary and Bonuses

     Carmike does not have a formalized program regarding compensation of executive officers. The base salary of the Chief Executive Officer is established under the terms of his employment contract with Carmike. During 2001, the base salary of Chief Executive Officer Michael W. Patrick was set pursuant to his former five-year employment agreement with Carmike which is described below in “Report on Executive Compensation — Chief Executive Officer Pay”. The Chief Executive Officer informs the Board of Directors as to the proposed remuneration of the other named executive officers. Factors considered by the Chief Executive Officer are subjective and could include his perceptions of the individual’s performance, needs and potential and the Columbus, Georgia economy. Bonuses to the named executive officers and other executives during 2001 were determined and paid (a) pursuant to the terms of the Retention and Severance Plan and (b) at the discretion of the Chief Executive Officer based on consultation with the Chief Financial Officer and individual performance for the job description. The amounts earned during 2001 by the named executive officers are shown in the Summary Compensation Table.

     Deferred Compensation Plan

     Carmike maintains a Deferred Compensation Plan for certain executive officers, including the named executive officers, pursuant to which Carmike pays additional compensation on a pre-tax basis equal to 10% of an employee’s taxable compensation. Distributions from the plan are made upon or shortly after normal retirement, disability, death or termination of employment of a participant.

Carmike Cinemas, Inc. 1998 Class A Stock Option Plan

     During 2001, the 1998 Stock Option Plan was in effect as Carmike’s long-term incentive plan for executive officers and key employees. The Stock Option Committee, which had the power to determine the individuals to whom stock options are awarded under the plan and the terms and size of such option grants, did not meet during fiscal year 2001 as a result of the Chapter 11 Cases and accordingly no stock options were issued under the 1998 Stock Option Plan during that time. Further, all of the pre-reorganization Class A Common Stock available for issuance and all of the outstanding stock options granted under the 1998 Stock Option Plan were cancelled on January 31, 2002.

Employee Retention and Severance Plan

     During 2001, each of the named executive officers, except for the Chief Executive Officer, participated in and received retention bonus payments under the Retention and Severance Plan. The basic terms of the Retention and Severance Plan and a summary of the amounts paid to the named executive officers during 2001 under the plan are set forth in “Executive Compensation and Other Information — Employee Benefit Plans”. These amounts are included in the amounts reflected in the “Bonus” column of the Summary Compensation Table. The Retention and Severance Plan terminated on January 31, 2002.

Chief Executive Officer Pay

     Amounts earned during 2001 by the Chief Executive Officer, Michael W. Patrick, are shown in the Summary Compensation Table. His base salary during 2001 was set pursuant to the terms of his former employment agreement with Carmike. That agreement, as restated and amended on August 10, 1998, and as further amended in January 2001, provided for a base annual salary of approximately $557,650, with annual cost of living adjustments. Such adjustments resulted in a base annual salary effective as of January 1, 2001 of $589,719 for Mr. Patrick. In connection with the reorganization, Mr. Patrick entered into a new employment agreement with Carmike, effective January 31, 2002, that modifies and supersedes his former employment agreement. Please refer to “Executive Compensation and Other Information — Employment Contracts” for a brief discussion of the terms of Mr. Patrick’s new employment agreement.

     Michael W. Patrick received a bonus of $30,000 related to performance in 2001.

     The Board believes that the current subjective process has been effective in rewarding executives appropriately, and in attracting and retaining good performers. While the Board is pleased with the current compensation system, it reserves the right to make such changes to the program as it deems desirable or necessary in future years.

MEMBERS OF THE BOARD OF DIRECTORS

Michael W. Patrick

Ian M. Cumming Elizabeth C. Fascitelli Richard A. Friedman Alan J. Hirschfield John W. Jordan, II Carl L. Patrick, Jr. Kenneth A. Pontarelli Roland C. Smith David W. Zalaznick

Certain Relationships and Related Transactions

     Carmike has an aircraft lease agreement dated July 1, 1983, with C.L.P. Equipment, a sole proprietorship of which C.L. Patrick, a director of Carmike until April 19, 2002, is the owner. Pursuant to the aircraft lease agreement, as amended, Carmike paid $190,522 in the year ended December 31, 2001. Carmike believes that this transaction is on terms no less favorable to Carmike than terms available from unaffiliated parties in arm’s-length transactions.

     F. Lee Champion, III, Senior Vice President, General Counsel, Secretary and a director of Carmike until December 31, 2001, owns 10% of Military Services, Inc., a subsidiary of Carmike. Military Services, Inc. consists of a single movie theatre with 10 screens on the Ft. Benning military installation. It does not represent a significant portion of Carmike’s operations. Mr. Champion does not receive compensation or dividends for his ownership interest. Mr. Champion provides outside legal services for Carmike and is compensated on terms no less favorable to Carmike than terms available from unaffiliated parties in arm’s-length transactions.

     Carl E. Sanders, a director of Carmike until April 9, 2001, is Chairman of Troutman Sanders LLP, Atlanta, Georgia, which provided legal services to Carmike during 2001 and is providing legal services to Carmike during 2002.

     Pursuant to the Stockholders’ Agreement effective January 31, 2002, Jordan/Zalaznick Advisors, Inc., a company owned 50% by John W. Jordan, II and 50% by David W. Zalaznick, has designated Messrs. Jordan, Zalaznick and Cumming to be members of the Board of Directors of Carmike.

     Richard A. Friedman is head of the Principal Investment Area of Goldman Sachs. Elizabeth C. Fascitelli is a managing director of Goldman Sachs and Kenneth A. Pontarelli is a vice president of Goldman Sachs. Goldman Sachs and its subsidiaries have provided investment banking and related financial services to Carmike in the past and are expected to provide similar services in the future. Ms. Fascitelli and Mr. Friedman initially were elected as directors of Carmike pursuant to a Stock Purchase Agreement dated November 22, 1998 relating to the sale of the Series A Preferred Stock, pursuant to which certain affiliates of Goldman Sachs purchased an aggregate of 550,000 shares of the Series A Preferred Stock for an aggregate purchase price of $55.0 million. Upon

Carmike’s reorganization on January 31, 2002, the holders of the Series A Preferred Stock received 4,120,000 shares of reorganized Carmike Common Stock. Pursuant to the Stockholders’ Agreement effective January 31, 2002, GS Capital Partners III, L.P. has designated Ms. Fascitelli and Messrs. Friedman, Pontarelli and Hirschfield to be members of the Board of Directors of Carmike.

     On February 3, 1999, Carmike sold $200.0 million in principal amount of the 9 3/8% Senior Subordinated Notes, of which $140.0 million in principal amount was purchased by Goldman Sachs. In addition, on February 25, 1999, Carmike entered into a $75.0 million Term Loan B for which Goldman Sachs Credit Partners L.P., an affiliate of Goldman Sachs, was a lead arranger and syndication agent. Goldman Sachs’ claims regarding the 9 3/8% Senior Subordinated Notes were exchanged in the reorganization for the 10-3/8% Senior Subordinated Notes due 2009. Also, on January 31, 2002, the holders of claims related to the $75.0 million Term Loan B for which Goldman Sachs’ affiliate served as a lead arranger and syndication agent, received new bank debt pursuant to a new term loan credit agreement, for which Goldman Sachs does not serve as lead arranger and syndication agent, and cash.

     In a series of transactions beginning in early 2002, Goldman Sachs Credit Partners L.P., an affiliate of Goldman Sachs, acquired approximately $33.8 million of indebtedness outstanding under Carmike’s new term loan credit agreement, which Carmike entered into on January 31, 2002 as part of the refinancing of its bank debt under the Plan of Reorganization. Approximately $20.5 million of this amount is subject to a financing transaction with an unaffiliated third party. As part of the financing transaction, Goldman Sachs Credit Partners is effectively required to pass through to the third party any payments it receives on the term loan less an interest charge. In addition, Goldman Sachs Credit Partners is required to transfer the portion of the loan subject to the financing transaction to the third party at specified points in the future unless the parties to the financing transaction otherwise agree.

     Further, certain holders of $45.7 million in aggregate principal amount of the 9 3/8% Senior Subordinated Notes received in the aggregate approximately 30% of the reorganized Common Stock of Carmike provided for issuance in the Plan of Reorganization. Each holder that exchanged such notes for shares of reorganized Common Stock received 886,667 shares of reorganized Common Stock. These holders include: (a) TJT (B) (Bermuda) Investment Company Ltd., a Bermuda company wholly owned by TJT (B), of which John W. Jordan, II is the sole trustee, (b) David W. Zalaznick and his wife Barbara Zalaznick, as joint tenants, and (c) Leucadia National Corporation, of which Ian M. Cumming is also a director and Chairman.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires Carmike’s directors and executive officers, and persons who beneficially own more than 10% of any class of Carmike’s equity securities, to file with the SEC initial reports (“Form 3”) of beneficial ownership and reports of changes (“Form 4”) in beneficial ownership of Common Stock and other equity securities of Carmike. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish Carmike with copies of all Section 16(a) reports they file. To Carmike’s knowledge, based solely on a review of the copies of such reports furnished to Carmike and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with for the fiscal year ended December 31, 2001, except for the failures to timely file reports on Form 3 by Denis F. Cronin and Jane L. Vris to report their becoming directors. These reports have since been filed. Mr. Cronin and Ms. Vris each resigned from the Board of Directors effective April 19, 2002.

Stock Performance Graph

     On December 31, 1996, Carmike’s Class A Common Stock was being traded on the New York Stock Exchange under the symbol “CKE”. Prior to the start of trading on January 12, 2001, trading of the Class A Common Stock was suspended because Carmike had fallen below certain New York Stock Exchange criteria for continued listing. The Class A Common Stock was subsequently traded on the NASD’s over-the-counter Bulletin Board under the symbol “CKECQ” from January 17, 2001 to January 31, 2002 (the effective date of the Plan of Reorganization).

     The following graph compares the cumulative total stockholder return on Carmike’s Class A Common Stock with the comparable cumulative returns of the New York Stock Exchange Market Index, a line-of-business index which is based on Carmike’s four-digit SIC Code (7832 — Movie Theater, Except Drive-In) (the “SIC Code Index”) and the peer group of companies previously selected by Carmike and used in Carmike’s 2000 proxy statement (the “Old Peer Group”). The graph assumes that the value of the investment in the Class A Common Stock and each index was $100 on December 31, 1996 and that all dividends were reinvested.

     The Old Peer Group consists of the following companies: AMC Entertainment, Inc., Carmike Cinemas, Inc. and Loews Cineplex Entertainment Corporation. GC Companies, Inc., which was part of the Old Peer Group used in Carmike’s 2000 Proxy Statement, ceased trading on the New York Stock Exchange on June 12, 2001, was acquired by AMC Entertainment, Inc. in March 2002 and is no longer included as a separate company in the Old Peer Group. Carmike believes that the Old Peer Group, now comprised of three companies including Carmike, is too small to provide any meaningful comparison. Accordingly, Carmike has decided to replace the Old Peer Group in future filings with the SIC Code Index, a larger comparison group which may be utilized from year to year regardless of future consolidations or delistings of companies in the movie theatre business.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG CARMIKE CINEMAS, INC., NYSE MARKET INDEX,
SIC CODE INDEX AND OLD PEER GROUP

	1996	1997	1998	1999	2000	2001

Carmike Cinemas, Inc.	100	113.06	80.05	30.79	1.36	13.44
NYSE Market Index	100	131.56	156.55	171.42	175.51	159.87
SIC Code Index	100	100.07	87.56	45.07	6.77	20.32
Old Peer Group	100	134.22	113.76	45.60	14.78	48.53

     The historical stock price performance of the Class A Common Stock shown on the Stock Performance Graph above is not necessarily indicative of future stock price performance. Pursuant to Carmike’s Plan of Reorganization, on January 31, 2002, all of Carmike’s securities outstanding prior to such date, including all Class A Common Stock, were cancelled. See “Security Ownership of Certain Beneficial Owners and Management — Reorganization of Carmike Cinemas, Inc.” From January 31, 2002 until May 22, 2002, Carmike’s newly issued Common Stock was traded on the NASD’s over-the-counter Bulletin Board under the symbol “CMKC”. Carmike’s Common Stock is currently traded on the Nasdaq National Market under the symbol “CKEC”.

     The Stock Performance Graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act (except to the extent that Carmike specifically incorporates this information by reference) and shall not otherwise be deemed filed under such Acts.

PROPOSAL TWO:

APPROVAL OF CARMIKE CINEMAS, INC. 2002 STOCK PLAN

     On February 6, 2002, the Board of Directors adopted the Carmike Cinemas, Inc. 2002 Stock Plan (the “2002 Stock Plan”), subject to approval by the stockholders of Carmike, and reserved 1,000,000 shares of Common Stock for issuance under the 2002 Stock Plan. The Plan of Reorganization approved by order of the Bankruptcy Court entered on January 4, 2002 provided that Carmike reserve 1,000,000 shares of its Common Stock for issuance under this new management incentive plan.

Major Provisions of the 2002 Stock Plan

     The following is a summary of the major provisions of the 2002 Stock Plan. For a complete description of the 2002 Stock Plan, please read the 2002 Stock Plan in its entirety, a copy of which is set forth in the attached Appendix B.

     Purpose. The purpose of the 2002 Stock Plan is to provide incentives which will attract, retain and motivate highly competent persons as officers and key employees of, and consultants to, Carmike and its subsidiaries and affiliates, by providing them opportunities to acquire shares of Carmike’s Common Stock or to receive monetary payments based on the value of such shares.

     Administration. In adopting the 2002 Stock Plan, the Board of Directors designated the Stock Option Committee, to be appointed from time to time by the Board of Directors from among its members, to administer the 2002 Stock Plan. The Stock Option Committee shall be comprised of not less than two independent and outside members of the Board of Directors who are not employees of Carmike.

     Shares Subject to the 2002 Stock Plan. 1,000,000 shares have been reserved for issuance under the 2002 Stock Plan. The maximum number of shares of Common Stock with respect to which benefits may be granted or measured to any individual participant under the 2002 Stock Plan is 780,000 (subject to adjustments made in accordance with the terms of the 2002 Stock Plan). Subject to stockholder approval of the 2002 Stock Plan, all 1,000,000 shares are currently reserved for issuance pursuant to outstanding stock awards.

     Eligibility. The Stock Option Committee designates the participants, which are officers and key employees of, and consultants to, Carmike and its subsidiaries and affiliates that the Stock Option Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of Carmike. Non-employee directors are not eligible to participate in the 2002 Stock Plan. Although all of the executive officers of Carmike and its subsidiaries and affiliates are eligible to participate in the 2002 Stock Plan, eight individuals have already been designated by the Stock Option Committee to receive, in the aggregate, all 1,000,000 shares of Common Stock reserved for issuance under the 2002 Stock Plan. See “Information Regarding New Plan Benefits” below.

     Types of Benefits. The 2002 Stock Plan permits the Stock Option Committee to grant benefits in the form of stock options, stock appreciation rights, stock awards, stock units, or any combination thereof. Stock awards and stock units may, as determined by the Stock Option Committee, constitute performance-based awards. No benefit may be granted more than 10 years after the effective date of the 2002 Stock Plan.

     Options. Options granted under the 2002 Stock Plan may be either “incentive stock options” which satisfy the requirements of Section 422 of the Internal Revenue Code (the “Code”) or “non-qualified stock options” which are not intended to meet such requirements. However, incentive stock options may be granted only to participants who are employees of Carmike or any subsidiary or parent corporation, if any, of Carmike as of the date of the grant. Additionally, the 2002 Stock Plan places certain restrictions on the granting of incentive stock options to participants who own stock possessing over ten percent (10%) of the total combined voting power of Carmike or a subsidiary or parent corporation, if any, of Carmike.

     Option Price. The Stock Option Committee determines the exercise price per share of options, but in the case of incentive stock options, the price will in no event be less than the Fair Market Value (as defined in the 2002 Stock Plan) of a share of Common Stock on the date the incentive stock option is granted.

     Time and Manner of Exercise of Options. Options may be exercised at such time or times and subject to such terms and conditions as shall be determined by the Stock Option Committee. In no event may an option be exercised more than 10 years after the date it is granted except in the event of the participant’s death, in which case, the exercise period may be extended for up to one year after the participant’s death. Payment for shares of Common Stock purchased upon exercise of an option may be paid in cash or, in the discretion of the Stock Option Committee, by the delivery of shares of Common Stock of Carmike then owned by the participant, by withholding of shares of Common Stock for which the option is exercisable, any combination of these methods or any other method that the Stock Option Committee deems consistent with applicable law and the purpose of the 2002 Stock Plan.

     Stock Appreciation Rights. The Stock Option Committee may grant stock appreciation rights entitling the holder to receive a payment in cash, Common Stock or a combination thereof, equal to the appreciation in the fair market value of a specified number of shares of Common Stock measured from the date the stock appreciation right was granted to the date such right was exercised. Stock appreciation rights may also be granted in tandem with a stock option, in which case the holder shall be entitled to receive a payment equal to the appreciation of the stock option during the same measurement period. Each stock appreciation right shall be exercisable at the times and subject to the terms and conditions as determined by the Stock Option Committee. No stock appreciation right shall be exercisable later than 10 years after the date it is granted, except in the event of the participant’s death in which case the exercise period may be extended for up to one year after the participant’s death.

     Stock Awards. At the discretion of the Stock Option Committee, Common Stock may be directly issued or transferred to participants, with or without payments therefor, under the 2002 Stock Plan. Any stock award shall be construed as an offer by Carmike to the participant to purchase the number of shares of Common Stock subject to the stock award, at the purchase price, if any, established by the Stock Option Committee. Any right to acquire shares of Common Stock under a stock award will automatically expire within 30 days after the grant is communicated to the participant, unless otherwise provided in the agreement evidencing the stock award. The Stock Option Committee may determine the purchase price, manner of payment, and other terms and conditions governing the stock award including restrictions on disposition of shares, rights of participant as a holder of shares of Common Stock of Carmike and reacquisition rights of Carmike upon termination of the participant’s employment with Carmike.

     Stock Units. The Stock Option Committee is permitted under the 2002 Stock Plan to grant stock units which entitle the participant to payment in shares of Common Stock at such time and for the purchase price, if any, as specified in the award agreement. The Stock Option Committee may also determine whether the participant shall be entitled to any dividend equivalent rights in connection with the stock units and the vesting schedule for such stock units. Upon vesting of a stock unit, the participant may be paid in shares of Common Stock or in cash equal to the value of such shares, or a combination thereof. Furthermore, a participant may elect, prior to the year that the stock units vest, to defer payment of the shares of Common Stock or cash and to instead have Carmike continue to maintain the stock unit on its books of account.

     Performance-Based Awards. Any benefits granted under the 2002 Stock Plan may be granted in a manner such that the benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code. Either the granting or vesting of such performance-based awards shall be based on the achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the participant, one or more business units or Carmike as a whole, as determined by the Stock Option Committee. With respect to any performance-based compensation, the Stock Option Committee shall establish in writing the performance goals for a given period and the individual employees or class of employees to which such goals apply. Satisfaction of such performance goals by participants must also be certified by the Stock Option Committee in writing prior to the vesting or payment of any performance-based awards.

     Nontransferability. Benefits granted under the plan are not transferable other than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant. However, at the discretion of the Stock Option Committee, a benefit granted under the 2002 Stock Plan other than an incentive stock option may be transferred to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons, subject to the restrictions included in the award of the benefit. Upon the death of a participant, outstanding stock options or stock appreciation rights granted to such participant may be exercised only by the executor or administrator of the participant’s estate or by the person(s) who shall have acquired the right to such exercise by will or by the laws of descent and distribution and only during the period following the participant’s death which is set forth in the stock option or stock appreciation right.

     Unfunded Plan. All payments made under the 2002 Stock Plan shall be paid from the general funds of Carmike and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the

2002 Stock Plan. The 2002 Stock Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

     Change of Control. In the event of a Change of Control (as defined in the 2002 Stock Plan), all stock options, stock appreciation rights and stock units outstanding shall immediately vest and become exercisable and any restrictions on stock units or stock awards shall immediately lapse.

     Amendment or Termination. The Board of Directors may, at any time, amend, revise, suspend or terminate the 2002 Stock Plan; provided, however, that no amendment may be made without the approval of the stockholders if the amendment will: (i) disqualify an incentive stock option granted under the plan, (ii) increase the aggregate number of shares that may be delivered through stock options under the plan, (iii) increase the maximum amounts which can be paid to an individual participant under the plan, (iv) change the business criteria on which the performance-based awards are based; or (v) modify the eligibility requirements of the plan.

Federal Income Tax Consequences

     The federal income tax treatment for the two types of options that can be granted under the 2002 Stock Plan is as follows:

     Incentive Stock Options. Under the Code, an employee generally recognizes no regular taxable income as the result of the grant or the exercise of an incentive stock option. However, an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price must be included in the employee’s alternative minimum taxable income (which may cause the employee to be liable for alternative minimum tax in that year).

     The tax treatment of a sale or disposition of shares acquired under an incentive stock option will depend on whether the “holding period” requirements are satisfied. The holding period requirements will generally be satisfied if an optionee does not sell or dispose of such shares until after the later of (a) one year after the exercise of such an option or (b) two years after the date such option is granted.

     If the holding period requirements are satisfied and an employee sells or disposes of shares acquired pursuant to an incentive stock option, the optionee will recognize gain or loss equal to the difference between the sale price and the exercise price. Such gain or loss will be characterized for federal income tax purposes as long-term capital gain or loss.

     If the holding period requirements are not satisfied and an employee sells or disposes of such shares, then the overall gain or loss on such sale or disposition is bifurcated into “compensation” and “capital” elements. The overall gain or loss is an amount equal to the difference between (i) the sale price of the shares and (ii) the exercise price. With respect to the “compensation” element, the optionee must recognize as ordinary compensation income upon such sale or disposition an amount equal to the difference between (a) the lower of the fair market value of the shares at the date of the option exercise or the sale price of the shares and (b) the exercise price. With respect to the “capital” element, the optionee must recognize as capital gain or loss the difference between the overall gain (or loss) and the compensation element. If the shares have been held for more than 12 months, then any such gain or loss will be long-term capital gain or loss.

     Generally, Carmike will not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of an incentive stock option, regardless of the applicability of the alternative minimum tax to the optionee. However, if the holding period requirements are not satisfied with respect to the sale or disposition of any shares acquired under an incentive stock option, then Carmike will be entitled to a tax deduction in the year of such sale or disposition equal to the compensation element recognized by the optionee as a result of such sale or disposition.

     Non-Qualified Stock Options An optionee generally recognizes no taxable income as a result of the grant of a non-qualified stock option, provided that such option does not have a readily ascertainable fair market value at the time it is granted. Upon exercise of a non-qualified stock option, an optionee will normally recognize ordinary compensation income for federal tax purposes equal to the excess, if any, of the fair market value of the shares over the exercise price. Optionees who are employees will be subject to withholding with respect to income recognized upon exercise of a non-qualified stock option.

     Carmike will be entitled to a tax deduction in the amount and in the year that any such ordinary income is recognized by the optionee, provided that the optionee’s total compensation is deemed reasonable in amount.

     Upon a sale of shares acquired pursuant to the exercise of a non-qualified stock option, any difference between the sale price and the fair market value of the shares on the date of exercise will be treated as a capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than 12 months.

Stock Appreciation Rights, Stock Awards and Stock Units.

     Generally, the grantee of a stock appreciation right, stock award or stock unit recognizes no taxable income as a result of such grant.

     Upon exercise of a stock appreciation right, the grantee will normally recognize ordinary compensation income for federal tax purposes equal to the payment due under such stock appreciation right. Upon the acquisition of shares under a stock award, a grantee will normally recognize ordinary compensation income equal to the excess, if any, of fair market value of the shares at the time of acquisition over the purchase price of such shares. Upon vesting of a stock unit, a grantee will normally recognize ordinary compensation income for federal tax purposes equal to the amount of cash and/or the fair market value of the shares due thereunder.

     Upon a subsequent sale of any shares acquired pursuant to a stock award or received upon vesting of a stock unit, any difference between the sale price and the fair market value of the shares upon the date of acquisition or the vesting date will be treated as a capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than 12 months.

     Grantees who are employees will be subject to withholding with respect to income recognized upon exercise of a stock appreciation right, under a stock award or upon vesting of a stock unit.

     Carmike will be entitled to a tax deduction to in the amount and in the year that any ordinary income is recognized by the grantee pursuant to a stock appreciation right, stock award or stock unit, provided that the grantee's total compensation is deemed reasonable in amount.

Market Price of Common Stock

     The closing price of Carmike’s Common Stock as quoted on the Nasdaq National Market was $25.70 per share on July 17, 2002. As of such date the approximate aggregate market value of the shares of Carmike’s Common Stock available for issuance under the 2002 Stock Plan was $25,700,000.

Information Regarding New Plan Benefits

     Subject to stockholder approval, the Board of Directors already has authorized grants of all 1,000,000 shares of Common Stock reserved for issuance under the 2002 Stock Plan. Upon stockholder approval of the 2002 Stock Plan, four named executive officers and four other members of Carmike’s senior management will be entitled to receive benefits as summarized below.

NEW PLAN BENEFITS

Carmike Cinemas, Inc. 2002 Stock Plan

	Dollar	Number
Name and Position	Value ($)(1)	of Shares

Michael W. Patrick President, Chief Executive Officer and Director	$20,046,000	780,000	(2)
Martin A. Durant Senior Vice President — Finance, Treasurer and Chief Financial Officer	$1,028,000	40,000	(3)
F. Lee Champion, III (4) Senior Vice President, General Counsel, Secretary and Director	—	None
Fred W. Van Noy Senior Vice President and Chief Operating Officer	$1,156,500	45,000	(3)
Anthony J. Rhead Senior Vice President—Film and Secretary	$1,156,500	45,000	(3)
Executive Group	$2,313,000	90,000	(3)(5)
Non-Executive Director Group		None
Non-Executive Officer Employee Group		None

(1)	This value is based on the closing price of Common Stock on July 17, 2002 of $25.70.

(2)	Carmike’s Board of Directors has approved the grant of 780,000 shares available under the 2002 Stock Plan to Michael W. Patrick pursuant to the terms of his new employment agreement as Chief Executive Officer of Carmike. This agreement provides that on the third, fourth and fifth anniversary dates of January 31, 2002, Carmike shall issue and/or deliver to Mr. Patrick the number of shares of Carmike’s Common Stock that would be equivalent to 260,000 shares of Common Stock if such stock had been issued and owned continuously from that date. See “Executive Compensation and Other Information — Employee Contracts” for a description of the circumstances under which the shares will not be delivered.

(3)	In May 2002, the Stock Option Committee approved the following grants of shares to members of the senior management of Carmike: 40,000 shares to Martin A. Durant, 45,000 to Fred W. Van Noy, 45,000 to Anthony J. Rhead, 15,000 to Marilyn Grant, 35,000 to P. Lamar Fields, 20,000 to Kenneth Peurifoy and 20,000 to Philip A. Smitley. These shares are to be earned over a three year period, commencing with fiscal year 2002, with the shares being earned as the executive achieves specific performance goals set for him to be achieved during each of these years. In some instances the executive may earn partial amounts of his or her stock grant based on graded levels of performance. Shares earned each year will vest and be receivable approximately two years after the calendar year in which they were earned, provided, with certain exceptions, the executive remains an employee of the Company.

(4)	F. Lee Champion, III resigned as Senior Vice President, General Counsel, Secretary and Director effective at the close of business on December 31, 2001.

(5)	This amount includes the shares granted to Ms. Grant and Messrs. Fields, Smitley and Peurifoy but does not include the shares granted to any of the named executive officers specifically identified in the above chart.

The Board of Directors recommends a vote FOR approval of the 2002 Stock Plan.

PROPOSAL THREE:

APPROVAL OF CARMIKE CINEMAS, INC. NON-EMPLOYEE DIRECTORS
LONG-TERM STOCK INCENTIVE PLAN

     On May 31, 2002, the Board of Directors adopted the Carmike Cinemas, Inc. Non-Employee Directors Long-Term Stock Incentive Plan (the “Directors Incentive Plan”) to be effective on May 31, 2002, subject to approval by the stockholders of Carmike, and reserved 75,000 shares of Common Stock for issuance under the Directors Incentive Plan.

Major Provisions of the Directors Incentive Plan

     The following is a summary of the major provisions of the Directors Incentive Plan. For a complete description of the Directors Incentive Plan, please read the Directors Incentive Plan in its entirety, a copy of which is set forth in the attached Appendix C.

     Purpose. The purpose of the Directors Incentive Plan is to provide incentives which will attract, retain and motivate qualified and experienced persons for service as non-employee directors of Carmike and to further identify such directors’ interests with those of Carmike’s stockholders through compensation that is based on Carmike’s Common Stock thereby promoting the long-term financial interest of Carmike and its subsidiaries.

     Administration. The authority to control and manage the operation and administration of the Directors Incentive Plan shall be vested in a committee selected by the Board of Directors. This committee shall have the authority and discretion to select the participants in the Directors Incentive Plan and to establish the terms, conditions, performance criteria, restrictions, and other provisions of awards (subject to the restrictions contained in the Directors Incentive Plan) and to cancel or suspend awards. In adopting the Directors Incentive Plan, the Board of Directors designated the Stock Option Committee, to be appointed from time to time by the Board of Directors, to administer the Directors Incentive Plan.

     Shares Subject to the Directors Incentive Plan. 75,000 shares have been reserved for issuance under the Directors Incentive Plan. Subject to stockholder approval, 10,000 shares are currently reserved for issuance pursuant to outstanding stock awards.

     Eligibility. Subject to the terms and conditions of the Directors Incentive Plan, the Stock Option Committee may determine and designate the participants in the Directors Incentive Plan from among the directors of Carmike or its subsidiaries who are not employees of Carmike or its subsidiaries. Awards may also be granted to an individual, in connection with such individual’s appointment to the Board of Directors of Carmike or any of its subsidiaries, prior to the date the individual first becomes a director provided that such awards shall not vest prior to the date such individual becomes a director.

     Types of Benefits. The Directors Incentive Plan permits the Stock Option Committee to grant benefits in the form of stock options, stock appreciation rights, stock units, restricted stock awards, restricted stock unit awards or any combination thereof.

     Options. Options granted under the Directors Incentive Plan shall be non-qualified stock options which are not intended to satisfy the requirements of Section 422 of the Code.

     Option Exercise Price. The Stock Option Committee determines the exercise price or the method for determining the exercise price of each option granted under the Directors Incentive Plan, except that in no event may the exercise price be less than the Fair Market Value (as defined in the Directors Incentive Plan) of a share of Common Stock on the date the stock option is granted.

     Time and Manner of Exercise of Options. Options may be exercised at such time or times and subject to such terms and conditions as shall be determined by the Stock Option Committee. Payment for shares of Common Stock purchased upon exercise of an option may be paid in cash or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock acceptable to the Stock Option Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, or by selling shares of Common Stock acquired upon the exercise of an option and remitting a portion of the proceeds from such sale to Carmike in payment of the exercise price, as determined by the Stock Option Committee.

     Stock Appreciation Rights. The Stock Option Committee may grant stock appreciation rights entitling the holder to receive a payment in cash or Common Stock, equal to the value of the excess of (a) the fair market value of a specified number of shares of Common Stock at the time of exercise; over (b) an exercise price established by the Stock Option Committee. Each stock appreciation right shall be exercisable at the price, time and subject to the terms and conditions as determined by the Stock Option Committee.

     Stock Units. The Stock Option Committee is permitted under the Directors Incentive Plan to grant stock units which give the participant the right to receive shares of Common Stock in the future.

     Restricted Stock Awards and Restricted Stock Unit Awards. The Stock Option Committee may grant restricted stock awards which are grants of shares of Common Stock or restricted stock unit awards that entitle the holder to receive shares of Common Stock in the future, with such shares or right to future delivery of such shares of Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the participant, or achievement of performance or other objectives, as determined by the Stock Option Committee. Each restricted stock award or restricted stock unit award shall be subject to such conditions, restrictions and contingencies as the Stock Option Committee shall determine.

     Dividend and Dividend Equivalent Rights. Any award granted by the Stock Option Committee also may provide the participant with the right to receive dividend payments or dividend equivalent payments with respect to the Common Stock subject to the award.

     Nontransferability. Benefits granted under the Directors Incentive Plan are not transferable other than by will or the laws of descent and distribution.

     Unfunded Plan. Neither a participant nor any other person shall, by reason of participation in the Directors Incentive Plan, acquire any right in or title to any assets, funds or property of Carmike or any subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which Carmike or any subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Directors Incentive Plan. A participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Directors Incentive Plan, unsecured by any assets of Carmike or any subsidiary, and nothing contained in the Directors Incentive Plan shall constitute a guarantee that the assets of Carmike or any subsidiary shall be sufficient to pay any benefits to any person.

     Change of Control. In the event of a Change of Control (as defined in the Directors Incentive Plan), all outstanding stock options and stock appreciation rights shall become fully exercisable and all stock units, restricted stock, restricted stock units and performance shares shall become fully vested, unless the award agreement provides otherwise.

     Amendment or Termination. The Board of Directors may, at any time, amend or terminate the Directors Incentive Plan; provided, however, that no amendment or termination may be made without the consent of the affected participant (or, if the participant is not then living, the affected beneficiary) if the amendment or termination will adversely affect the rights of any participant or beneficiary under any award granted under the Directors Incentive Plan prior to the date such amendment is adopted by the Board of Directors.

Federal Income Tax Consequences

     Please refer to “Federal Income Tax Consequences” in Proposal Two above for a discussion of the federal income tax consequences of non-qualified stock options which may be issued under the Directors Incentive Plan.

Market Price of Common Stock

     The closing price of Carmike’s Common Stock as quoted on the Nasdaq National Market was $25.70 per share on July 17, 2002. As of such date the approximate aggregate market value of the shares of Carmike’s Common Stock available for issuance under the Directors Incentive Plan was $1,927,500.

Information Regarding New Plan Benefits

     Subject to approval of the Directors Incentive Plan by the stockholders of Carmike, the Board of Directors has authorized option grants to non-employee directors, Alan J. Hirschfield and Roland C. Smith. Upon stockholder approval of the Directors Incentive Plan, Mr. Hirschfield and Mr. Smith each are expected to receive options to purchase 5,000 shares of Common Stock at an exercise price to be determined at the time such options are issued. Because such price is not yet known, the value of such options can not be determined at this time. Additionally, any future benefits granted under the Directors Incentive Plan will be made at the discretion of the Stock Option Committee and accordingly are not determinable at this time.

NEW PLAN BENEFITS

Carmike Cinemas, Inc. Non-Employee Directors Long-Term Stock Incentive Plan

Name and Position	Number of Shares

Named Executive Officers	None
Executive Group	None
Non-Executive Director Group	10,000 (1)
Non-Executive Officer Employee Group	None

(1)	This amount reflects the total options granted by the Board of Directors to Alan J. Hirschfield and Roland C. Smith, subject to stockholder approval of the adoption of the Directors Incentive Plan.

The Board of Directors recommends a vote FOR approval of
the Directors Incentive Plan.

PROPOSAL FOUR:

APPROVAL OF CARMIKE CINEMAS, INC. EMPLOYEE AND CONSULTANT
LONG-TERM STOCK INCENTIVE PLAN

     On July 19, 2002, the Board of Directors adopted the Carmike Cinemas, Inc. Employee and Consultant Long-Term Stock Incentive Plan (the “Employee Incentive Plan”) to be effective on August 15, 2002, subject to approval by the stockholders of Carmike, and reserved 500,000 shares of Common Stock for issuance under the Employee Incentive Plan.

Major Provisions of the Employee Incentive Plan

     The following is a summary of the major provisions of the Employee Incentive Plan. For a complete description of the Employee Incentive Plan, please read the Employee Incentive Plan in its entirety, a copy of which is set forth in the attached Appendix D.

     Purpose. The purpose of the Employee Incentive Plan is to provide incentives, competitive with those of similar companies, which will attract, retain and motivate qualified and experienced persons to serve as employees and consultants of Carmike and to further identify such employees’ and consultants’ interests with those of Carmike’s stockholders through compensation that is based on Carmike’s Common Stock thereby promoting the long-term financial interest of Carmike and its subsidiaries.

     Administration. The authority to control and manage the operation and administration of the Employee Incentive Plan shall be vested in a committee selected by the Board of Directors and comprised of two or more members of the Board who are not employees. This committee shall have the authority and discretion to select the participants in the Employee Incentive Plan and to establish the terms, conditions, performance criteria, restrictions, and other provisions of awards (subject to the restrictions contained in the Employee Incentive Plan) and to cancel or suspend awards. In adopting the Employee Incentive Plan, the Board of Directors designated the Stock Option Committee, to be appointed from time to time by the Board of Directors, to administer the Employee Incentive Plan.

     Shares Subject to the Employee Incentive Plan. 500,000 shares have been reserved for issuance under the Employee Incentive Plan.

     Eligibility. Subject to the terms and conditions of the Employee Incentive Plan, the Stock Option Committee may determine and designate the participants in the Employee Incentive Plan from among Carmike’s and its subsidiaries’ employees, including members of the Board who are employees, independent contractors, consultants, or other persons providing services to Carmike or its subsidiaries. Awards may be granted to an individual, in connection with such individual’s hiring, retention or otherwise by Carmike or its subsidiaries, prior to the date the individual first performs services to the Carmike or its subsidiaries provided that such awards shall not vest prior to the date such individual first performs such services.

     Types of Benefits. The Employee Incentive Plan permits the Stock Option Committee to grant benefits in the form of stock options, including incentive stock options and non-qualified stock options, stock appreciation rights, stock units, performance shares, restricted stock awards, restricted stock unit awards or any combination thereof.

     Options. Options granted under the Employee Incentive Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Code or non-qualified stock options which are not intended to meet such requirements. Incentive stock options, however, may be granted only to participants who are employees of Carmike or its subsidiaries.

     Option Exercise Price. The Stock Option Committee determines the exercise price or the method for determining the exercise price of each option granted under the Employee Incentive Plan, except that in no event may the exercise price be less than the Fair Market Value (as defined in the Employee Incentive Plan) of a share of Common Stock on the date the stock option is granted.

     Time and Manner of Exercise of Options. Options may be exercised at such time or times and subject to such terms and conditions as shall be determined by the Stock Option Committee. Payment for shares of Common Stock purchased upon exercise of an option may be paid in cash or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock acceptable to the Stock Option Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, or by selling shares of Common Stock acquired upon the exercise of an option and remitting a portion of the proceeds from such sale to Carmike in payment of the exercise price, as determined by the Stock Option Committee.

     Stock Appreciation Rights. The Stock Option Committee may grant stock appreciation rights entitling the holder to receive a payment in cash or Common Stock, equal to the value of the excess of (a) the fair market value of a specified number of shares of Common Stock at the time of exercise; over (b) an exercise price established by the Stock Option Committee. Each stock appreciation right shall be exercisable at the price, time and subject to the terms and conditions as determined by the Stock Option Committee.

     Stock Units. The Stock Option Committee is permitted under the Employee Incentive Plan to grant stock units which give the participant the right to receive shares of Common Stock in the future.

     Performance Share Awards. Performance share awards may be also be granted under the Employee Incentive Plan which give the participant the right to receive shares of Common Stock or stock units contingent upon the achievement of certain performance or other objectives during a specified period.

     Restricted Stock Awards and Restricted Stock Unit Awards. The Stock Option Committee may grant restricted stock awards which are grants of shares of Common Stock or restricted stock unit awards that entitle the holder to receive shares of Common Stock in the future, with such shares or right to future delivery of such shares of Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the participant, or achievement of performance or other objectives, as determined by the Stock Option Committee. Each restricted stock award or restricted stock unit award shall be subject to such conditions, restrictions and contingencies as the Stock Option Committee shall determine.

     Dividend and Dividend Equivalent Rights. Any award granted by the Stock Option Committee also may provide the participant with the right to receive dividend payments or dividend equivalent payments with respect to the Common Stock subject to the award.

     Nontransferability. Except as otherwise provided by the Stock Option Committee, benefits granted under the Employee Incentive Plan are not transferable other than by will or the laws of descent and distribution.

     Unfunded Plan. Neither a participant nor any other person shall, by reason of participation in the Employee Incentive Plan, acquire any right in or title to any assets, funds or property of Carmike or any subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which Carmike or any subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Employee Incentive Plan. A participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Employee Incentive Plan, unsecured by any assets of Carmike or any subsidiary, and nothing contained in the Employee Incentive Plan shall constitute a guarantee that the assets of Carmike or any subsidiary shall be sufficient to pay any benefits to any person.

     Change of Control. In the event of a Change of Control (as defined in the Employee Incentive Plan), all outstanding stock options and stock appreciation rights shall become fully exercisable and all stock units, restricted stock, restricted stock units and performance shares shall become fully vested, unless the award agreement provides otherwise.

     Amendment or Termination. The Board of Directors may, at any time, amend or terminate the Employee Incentive Plan; provided, however, that no amendment or termination may be made without the consent of the affected participant (or, if the participant is not then living, the affected beneficiary) if the amendment or termination will adversely affect the rights of any participant or beneficiary under any award granted under the Employee Incentive Plan prior to the date such amendment is adopted by the Board of Directors.

Federal Income Tax Consequences

     Please refer to “Federal Income Tax Consequences” in Proposal Two above for a discussion of the federal income tax consequences of incentive stock options and non-qualified stock options which may be issued under the Employee Incentive Plan.

Market Price of Common Stock

     The closing price of Carmike’s Common Stock as quoted on the Nasdaq National Market was $25.70 per share on July 17, 2002. As of such date the approximate aggregate market value of the shares of Carmike’s Common Stock available for issuance under the Employee Incentive Plan was $12,850,000.

Information Regarding New Plan Benefits

     All awards granted to eligible participants under the Employee Incentive Plan will be made at the discretion of the Stock Option Committee and accordingly are not determinable at this time.

The Board of Directors recommends a vote FOR approval of
the Employee Incentive Plan.

OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented for action at the meeting. If any other business should properly come before the meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

Independent Auditors

     Management has selected Ernst & Young LLP as its independent auditors for the current year. Representatives of Ernst & Young LLP are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Stockholder Proposals

     Any stockholder of Carmike who wishes to present a proposal at the 2003 Annual Meeting of Stockholders of Carmike and who wishes to have such proposal included in Carmike’s proxy statement for that meeting must deliver a copy of such proposal to Carmike at 1301 First Avenue, Columbus, Georgia 31901, Attention: Corporate Secretary, for receipt not later than March 26, 2003. Carmike reserves the right to decline to include in Carmike’s proxy statement any stockholder’s proposal that does not comply with the rules of the SEC for inclusion therein.

     For any proposal that is not submitted for inclusion in next year’s Proxy Statement, but is instead sought to be presented directly at the 2003 Annual Meeting of Stockholders, management will be able to vote proxies in its discretion if Carmike: (1) receives notice of the proposal before the close of business on June 9, 2003 and advises stockholders in the 2003 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on June 9, 2003. Notices of intention to present proposals at the 2003 Annual Meeting of Stockholders should be addressed to: Corporate Secretary, Carmike Cinemas, Inc., 1301 First Avenue, Columbus, Georgia, 31901.

Form 10-K

     Carmike is providing a copy of Carmike’s Annual Report to the SEC on Form 10-K for the year ended December 31, 2001 (including the consolidated financial statements, schedules and amendments thereto but excluding exhibits) to all stockholders in connection with this Proxy Statement.

Householding

     As permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to stockholders residing at the same address, unless such stockholders have notified Carmike of their desire to receive multiple copies of the Proxy Statement. Carmike will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations, by phone (706) 576-2737 or by fax at (706) 576-3433 or by mail to Carmike Cinemas, Inc., 1301 First Avenue, Columbus, Georgia, 31901.

     Stockholders residing at the same address and currently receiving only one copy of the Proxy Statement may contact Investor Relations by fax at (706) 576-3433 or by mail to Carmike Cinemas, Inc., 1301 First Avenue, Columbus, Georgia, 31901, to request multiple copies of Proxy Statements in the future. Stockholders residing at the same address and currently receiving multiple copies of proxy statements may contact Investor Relations to request that only a single copy of Proxy Statements be mailed in the future.

YOUR VOTE IS IMPORTANT

     You are encouraged to let us know your preference by marking the appropriate boxes on the enclosed proxy card.

Appendix A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF CARMIKE CINEMAS, INC

I. PURPOSES

     The Audit Committee is appointed by the Board of Directors of Carmike Cinemas, Inc. (the “Company”) to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial statements and the financial reporting process and systems of internal financial and accounting controls;

•	Monitor the independence and performance of the Company’s independent auditors;

•	Maintain open communication among the independent auditors, management and the Board of Directors.

The Audit Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the Company’s independent auditors.

II. COMPOSITION AND MEETINGS

     The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company that may interfere with the exercise of his or her independence from management and the Company. Each member shall satisfy the applicable membership requirements under the rules of the Nasdaq Stock Market, as such requirements are interpreted by the Board of Directors in its business judgment. Members of the Audit Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Audit Committee, and at least one member shall have accounting or related financial management expertise.

     The Audit Committee shall meet at least quarterly and more frequently if circumstances require. The Audit Committee should meet privately in executive session at least quarterly with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

III. RESPONSIBILITIES AND FUNCTIONS

     The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board of Directors. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee. The Audit Committee shall annually recommend to the Board of Directors the appointment of the independent auditors.

     A.      Independent Auditors

•	Evaluate the independence and performance of the independent auditors and, where appropriate, recommend to the Board of Directors a replacement for the independent auditors.

•	Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditors.

•	Approve the retention of the independent auditors for any non-audit service.

•	Review fees to be paid to the independent auditors for audit and non-audit services.

•	Ensure that the independent auditors deliver periodic written statements delineating all relationships between the independent auditors and the Company. The Audit Committee also shall engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommend that the Board of Directors take appropriate action in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

     B.      Review Procedures

•	Review significant changes to the Company’s auditing and accounting principles and practices proposed by the independent auditors or management.

•	Review with management and the independent auditors the Company’s annual audited financial statements prior to filing or distribution, including (i) their judgment about the quality of the

Company’s accounting principles as applied in its financial reporting, (ii) the reasonableness of significant judgments, and (iii) the clarity of the disclosures in the financial statements.

•	Review the interim financial statements, including the results of the independent auditors’ reviews of the quarterly financial statements, with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q and/or the Company’s release of earnings.

•	Discuss with management and the independent auditors the adequacy and effectiveness of the Company’s accounting and financial processes and controls. The Audit Committee may meet separately with management and with the independent auditors to discuss these matters.

•	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

•	Discuss significant financial risks and exposures and the steps taken by management to monitor and minimize such risks.

•	Discuss with the independent auditors the overall scope and plans for their audits, including the adequacy of staffing.

•	Discuss with the independent auditors any problems or difficulties the independent auditors may have encountered and any management letter provided by the independent auditors and the Company’s response to that letter.

•	Review with the Company’s General Counsel (or executive officer with oversight over legal matters of the Company) any legal matters that could have a material impact on the financial statements, the Company’s compliance policies, and any material reports or inquiries received from governmental agencies or regulators.

•	Review with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•	Obtain from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

     C.      Other Responsibilities

•	Review and reassess the adequacy of the Audit Committee Charter at least annually and recommend any proposed changes to the Board of Directors for approval.

•	Annually prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

•	Recommend to the Board of Directors guidelines for the Company’s hiring of employees of the independent auditors who were engaged on the Company’s account.

IV. AUTHORITY

     The Audit Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties and discharge its responsibilities. The Audit Committee has the authority to investigate any matter within the Audit Committee’s scope of responsibilities and may retain, at the Company’s expense, special legal, accounting or other experts or consultants it deems necessary or appropriate, provided it shall keep the Board of Directors advised as to the nature and extent of such outside advice.

Appendix B

CARMIKE CINEMAS, INC. 2002 STOCK PLAN

     1.     Purpose. The Carmike Cinemas, Inc. 2002 Stock Plan (the “Plan”) is intended to provide incentives which will attract, retain and motivate highly competent persons as officers and key employees of, and consultants to, Carmike Cinemas, Inc. (the “Company”) and its subsidiaries and affiliates, by providing them opportunities to acquire shares of the Company’s common stock, par value $.03 per share (the “Common Stock”) or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined in Section 4 below) described herein. Capitalized terms are defined when first used, as described in the Index of Defined Terms at the end of this document.

     2.     Administration.

     (a)  Committee. The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company from among its members (which may be the Compensation Committee) and shall be comprised, unless otherwise determined by the Company’s Board of Directors, solely of not less than two (2) members who shall be (i) “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

     (b)  Authority. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives.

     (c)  Indemnification. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

     (d)  Delegation and Advisers. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

     3.     Participants. Participants will consist of such officers and key employees of, and such consultants to, the Company and its subsidiaries and affiliates at the time of the grant of the Benefit as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

     4.     Type of Benefits. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, and (d) Stock Units (each as described below, and collectively, the “Benefits”). Stock Awards and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 10 hereof. Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

     5.     Common Stock Available Under the Plan.

     (a)  Basic Limitations. The aggregate number of shares of Common Stock that may be subject to Benefits, including Stock Options, granted under this Plan shall be 1 million shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 12 hereof. The maximum number of shares of Common Stock with respect to which Benefits may be granted or measured to any individual participant under the Plan during the term of the Plan shall not exceed 780,000 (subject to adjustments made in accordance with Section 12 hereof).

     (b)  Additional Shares. Any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, or any shares subject to Stock Awards or Stock Units which are forfeited, or any shares delivered to the Company as part or full payment for the exercise of a Stock Option, Stock Appreciation Right or Stock Award shall again be available for Benefits under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) that may be granted to any individual participant under the Plan.

     (c)  Acquisitions. In connection with the acquisition of any business by the Company or any of its subsidiaries or affiliates, any outstanding grants, awards or sales of options or other similar rights pertaining to such business may be assumed or replaced by Benefits under the Plan upon such terms and conditions as the Committee determines. The date of any such grant or award shall relate back to the date of the initial grant or award being assumed or replaced, and service with the acquired business shall constitute service with the Company or its subsidiaries or affiliates for purposes of such grant or award. Any shares of Common Stock underlying any grant or award or sale pursuant to any such acquisition shall be disregarded for purposes of applying the limitations under and shall not reduce the number of shares of Common Stock available under Section 5(a) above.

     6.     Stock Options.

     (a)  Generally. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be “incentive stock options” (“Incentive Stock Options”), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options (“Non-qualified Stock Options”). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Non-qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

     (b)  Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant.

     (c)  Payment of Exercise Price. The option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option.

     (d)  Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted except in the event of a participant’s death, in which case, the exercise period of such participant’s Stock Options may be extended beyond such period but no later than one (1) year after the participant’s death. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant.

     (e)  Restoration of Stock Options. The Committee may, at the time of grant of an option, provide for the grant of a subsequent Restoration Stock Option if the exercise price is paid for by delivering previously owned shares of Common Stock of the Company. Restoration Stock Options (i) may be granted in respect of no more than the number of shares of Common Stock tendered in exercising the predecessor Stock Option, (ii) shall have an exercise price equal to the Fair Market Value (as defined in Section 15 below) on the date the Restoration Stock Option is granted, and (iii) may have an exercise period that does not extend beyond the remaining term of the predecessor Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

     (f)  Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or of a “Parent Corporation” or “Subsidiary Corporation” (as defined in Sections 424(e) and (f) of the Code, respectively) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any Parent Corporation or Subsidiary Corporation ) shall not exceed one hundred thousand dollars ($100,000). For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten (10) years after the date it is granted. In addition, no Incentive Stock Option may be issued to a participant in tandem with a Non-qualified Stock Option.

     (g)  Additional Limitations on Incentive Stock Options for Ten Percent Shareholders. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation, unless the exercise price of the option is fixed at not less than one hundred ten percent (110%) of the Fair

Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five (5) years from the date of grant of such option.

     7.     Stock Appreciation Rights.

     (a)  Generally. The Committee may, in its discretion, grant Stock Appreciation Rights, including a concurrent grant of Stock Appreciation Rights in tandem with any Stock Option grant. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, an amount equal to the excess of (i) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (ii) the Fair Market Value, of such shares of Common Stock on the date the right is granted, or other specified amount, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the award agreement shall reflect the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

     (b)  Exercise Period. Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten (10) years after the date it is granted except in the event of a participant’s death, in which case, the exercise period of such participant’s Stock Appreciation Rights may be extended beyond such period but no later than one (1) year after the participant’s death. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such right at the date of grant.

     8.     Stock Awards.

     (a)  Generally. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of any bonus in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. A Stock Award shall be construed as an offer by the Company to the participant to purchase the number of shares of Common Stock subject to the Stock Award at the purchase price, if any, established therefor. Any right to acquire the shares under the Stock Award that is not exercised by the participant within thirty (30) days after the grant is communicated shall automatically expire, unless otherwise provided in the agreement evidencing such Stock Award.

     (b) Payment of the Purchase Price. If the Stock Award requires payment therefor, the purchase price of any shares of Common Stock subject to a Stock Award may be paid in any manner authorized by the Committee, which may include any manner authorized under the Plan for the payment of the exercise price of a Stock Option. Stock Awards may also be made in consideration of services rendered to the Company or its subsidiaries or affiliates.

     (c)  Additional Terms. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods, and may constitute Performance-Based Awards, as described in Section 10 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.

     (d)  Rights as a Shareholder. The Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

     9.     Stock Units.

     (a)  Generally. The Committee may, in its discretion, grant Stock Units (as defined in subsection (d) below) to participants hereunder. The Committee shall determine the criteria for the vesting of Stock Units. Stock Units may constitute Performance-Based Awards, as described in Section 10 hereof. A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 9 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined in subsection (d) below).

     (b)  Settlement of Stock Units. Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment under subsection (c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee provides for the payment of the Stock Units in cash equal to the value of the shares of Common Stock which would otherwise be distributed to the participant or partly in cash and partly in shares of Common Stock.

     (c) Deferral of Stock Units. Prior to the year with respect to which a Stock Unit may vest, the participant may elect, in accordance with rules prescribed by the Committee, not to receive a distribution upon the vesting of such Stock Unit and instead have the Company continue to maintain the Stock Unit on its books of account. In such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.

     (d)  Definitions. A “Stock Unit” means a notional account representing one (1) share of Common Stock. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

     10.     Performance-Based Awards.

     (a)  Generally. Any Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code (“Performance-Based Awards”). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole.

     (b)  Business Criteria. The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) market share; (v) net operating profit; (vi) expense targets; (vii) working capital targets relating to inventory and/or accounts receivable; (viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; and (xiii) total return to stockholders. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria.

     (c)  Establishment of Performance Goals. With respect to Performance-Based Awards, the Committee shall establish in writing (i) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (ii) the individual employees or class of employees to which such performance goals apply no later than ninety (90) days after the commencement of such period (but in no event after twenty-five percent (25%) of such period has elapsed).

     (d)  Certification of Performance. No Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

     (e) Modification of Performance-Based Awards. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.

     11.     Foreign Laws. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted pursuant to this Section 11 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

     12.     Adjustment Provisions; Change in Control.

     (a)  Adjustment Generally. If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Stock Appreciation Right such that each such Stock Option and Stock Appreciation Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option or Stock Appreciation Right had such Stock Option or Stock Appreciation Right been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur.

     (b)  Modification of Benefits. In the event of any change or distribution described in subsection (a) above, in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits; provided, however, that any such arithmetic adjustment to a Performance-Based Award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods; provided, however, that any such arithmetic adjustment to a Performance-Based Award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. In addition, other than with respect to Stock Options, Stock Appreciation Rights, and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

     (c)  Effect of a Change in Control. Notwithstanding any other provision of this Plan, if there is a Change in Control (as defined in subsection (d) below) of the Company, all then outstanding Stock Options, Stock Appreciation Rights and Stock Units shall immediately vest and become exercisable and any restrictions on Stock Awards or Stock Units shall immediately lapse. Thereafter, all Benefits shall be subject to the terms of any agreement effecting the Change in Control, which agreement, may provide, without limitation, that each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and that such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share underlying such Stock Option or Stock Appreciation Right with such amount payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. A provision like the one contained in the preceding sentence shall be inapplicable to a Stock Option or Stock Appreciation Right granted within six (6) months before the occurrence of a Change in Control if the holder of such Stock Option or Stock Appreciation Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

     (d)  Definitions. For purposes of this Section 12, a “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:

(i) Any person, group (as used in Section 13(d)(3) of the Securities Exchange Act of 1934) or organization, other than a Signatory to the Stockholders’ Agreement, dated as of January 31, 2002, by and among the Company, the Executive, GS Capital Partners III, L.P., GS Capital Partners III Offshore, L.P., Goldman Sachs & Co. Verwaltungs Gmbh, Bridge Street Fund 1998, L.P., Stone Street Fund 1998, L.P., the Jordan Trust, TJT(B), TJT(B) (Bermuda) Investment Company Ltd., David W. Zalaznick and Barbara Zalaznick, jt ten, Leucadia Investors, Inc. and Leucadia National Corporation (each a “Signatory”) (the “Stockholders’ Agreement”), becomes the beneficial owner, directly or indirectly, of 50% or more of the combined voting power of the Company’s outstanding stock; provided that a Change in Control under this subsection (i) shall be deemed to have occurred regardless of whether such person, group or organization is a Signatory if the participant gives the Company written notice of the occurrence of an event listed in such participant’s agreement granting a Benefit under the Plan that makes the definition of “Change in Control” in this subsection (i) applicable to a Signatory;

(ii) The stockholders of the Company have approved a merger in which the Company is not the surviving company or sale of all or substantially all of the assets of the Company, or the consummation of a complete liquidation or dissolution of the Company;

(iii) The Company combines with another company and is the surviving company, but, immediately after the combination, the shareholders of the Company immediately prior to the combination hold, directly or indirectly, less than 50% of the voting control of the combined company.

Notwithstanding the foregoing provisions of this Section, a Change in Control shall not be deemed to have occurred as a result of the Company’s commencement of a case under the Bankruptcy Code or any action taken in accordance with and as explicitly provided in any plan under chapter 11 approved by the Bankruptcy Court with respect to the Company.

     13.     Nontransferability. Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit other than an Incentive Stock Option may permit the transferability of a Benefit by a participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

     14.     Other Provisions. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change in control of the Company, for the payment of the value of Benefits to participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment in addition to those specifically provided for under the Plan.

     15.     Fair Market Value. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be the closing price of the Company’s Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Company’s Common Stock is readily tradable on a national securities exchange or other market system, and if the Company’s Common Stock is not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company.

     16.     Withholding. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

     17.     Tenure. A participant’s right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

     18.     Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

     19.     No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     20.     Duration, Amendment and Termination. No Benefit shall be granted more than ten (10) years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. No amendment of the Plan may be made without approval of the stockholders of the Company if the amendment will: (i) disqualify any Incentive Stock Options granted under the Plan; (ii) increase the aggregate number of shares of Common Stock that may be delivered through Stock Options under the Plan; (iii) increase either of the maximum amounts which can be paid to an individual participant under the Plan as set forth in Section 5 hereof; (iv) change the types of business criteria on which Performance-Based Awards are to be based under the Plan; or (v) modify the requirements as to eligibility for participation in the Plan.

     21.     Governing Law. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

     22.     Effective Date. The Plan shall be effective as of the date on which the Plan was adopted by the Board of Directors or a date specified by the Board of Directors (the “Effective Date”), provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within twelve (12) months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.

Index of Defined Terms

Term	Section Where Defined or First Used
Benefits	4
Change in Control	12(d)
Code	2(a)
Committee	2(a)
Common Stock	1
Company	1
Continuing Directors	12(d)
Dividend Equivalent Right	10(d)
Effective Date	22
Exchange Act	2(a)
Fair Market Value	15
Incentive Stock Option	6(a)
Non-Employee Director	2(a)
Non-qualified Stock Option	6(a)
Parent Corporation	6(f)
Performance-Based Awards	10(a)
Plan	1
Restoration Stock Options	6(e)
Stock Appreciation Rights	7
Stock Award	8
Stock Options	6
Stock Unit	9(d)
Subsidiary Corporation	6(f)

Appendix C

CARMIKE CINEMAS, INC. NON-EMPLOYEE DIRECTORS
LONG-TERM STOCK INCENTIVE PLAN

SECTION 1
GENERAL

     1.1 Purpose. The Carmike Cinemas, Inc. Non-Employee Directors Long-Term Stock Incentive Plan (the “Plan”) has been established by Carmike Cinemas, Inc. (the “Company”) to (i) attract and retain qualified and experienced persons for service as non-employee directors of the Company; (ii) motivate such directors, by means of appropriate incentives, to achieve long-range goals; and (iii) further identify such directors’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

     1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Non-Employee Directors (including transferees of Non-Employee Directors to the extent the transfer is permitted by the Plan and the applicable Award Agreement), those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

     1.3 Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).

SECTION 2
OPTIONS AND SARS

     2.1 Definitions.

     (a)  The grant of an “Option” entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 are Non-Qualified Options (“NQOs”). An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in section 422(b) of the Code.

     (b)  A stock appreciation right (an “SAR”) entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

     2.2 Exercise Price. The “Exercise Price” of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

     2.3 Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

     2.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

     (a)  Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

     (b)  The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

     (c)  The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     2.5 Settlement of Award. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

SECTION 3
OTHER STOCK AWARDS

     3.1 Definitions.

     (a)  A “Stock Unit” Award is the grant of a right to receive shares of Stock in the future.

     (b)  A “Restricted Stock” Award is a grant of shares of Stock, and a “Restricted Stock Unit” Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

     3.2 Restrictions on Stock Awards. Each Stock Unit Award, Restricted Stock Award and Restricted Stock Unit Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

SECTION 4
OPERATION AND ADMINISTRATION

     4.1 Effective Date. Subject to the approval of the shareholders of the Company, the Plan shall be effective as of May 31, 2002 (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by shareholders, the Awards shall be contingent on approval of the Plan by the shareholders of the Company at such annual meeting. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding.

     4.2 Shares Subject to Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

     (a)  Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be Seventy-Five Thousand (75,000).

     (b)  To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     (c) If the exercise price of any stock option granted under the Plan or any prior plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock for delivery under the Plan.

     (d)  In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable.

     4.3 General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

     (a)  Notwithstanding any other provisions of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

     (b)  To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     4.4 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

     4.5 Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

     4.6 Dividends and Dividend Equivalents. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

     4.7 Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to membership on the board of directors of that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

     4.8 Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

     4.9 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     4.10 Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.

     4.11 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

     4.12 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     4.13 Limitation of Implied Rights.

     (a)  Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

     (b)  Neither the Plan, nor the granting of any Award nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that a Non-Employee Director will serve for any period of time or at any particular rate of compensation. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     4.14 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     4.15 Governing Law. This Plan, benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable principles of conflict of laws).

SECTION 5
CHANGE IN CONTROL

     Subject to the provisions of paragraph 4.2(d) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control:

     (a)  All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

     (b)  All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

     (c) All Stock Units, Restricted Stock, and Restricted Stock Units shall become fully vested.

SECTION 6
COMMITTEE

     6.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 6. The members of the Committee shall be selected by the Board. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

     6.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

     (a)  Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Non-Employee Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.

     (b)  To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

     (c)  The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

     (d)  Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

     (e)  In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

     6.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     6.4 Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to a director’s or Participant’s membership on the Board, termination of membership on the Board, reappointment to membership on the Board and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

     6.5 Indemnification. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a Subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

SECTION 7
AMENDMENT AND TERMINATION

     The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided that adjustments pursuant to subsection 4.2(d) shall not be subject to the foregoing limitations of this Section 7.

SECTION 8
DEFINED TERMS

     In addition to the other definitions contained herein, the following definitions shall apply:

     (a)  Award. The term “Award” shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards and Restricted Stock Unit Awards.

     (b)  Board. The term “Board” shall mean the Board of Directors of the Company. However, for purposes of determining Non-Employee Directors, the Board shall mean the Board of Directors of the Company or any Subsidiary.

     (c)  Change in Control. The term “Change in Control” shall mean the happening of any of the following events:

(i) Any person, group (as used in Section 13(d)(3) of the Securities Exchange Act of 1934) or organization, other than a Signatory to the Stockholders’ Agreement, dated as of January 31, 2002, by and among the Company, the Executive, GS Capital Partners III, L.P., GS Capital Partners III Offshore, L.P., Goldman Sachs & Co. Verwaltungs Gmbh, Bridge Street Fund 1998, L.P., Stone Street Fund 1998, L.P., the Jordan Trust, TJT(B), TJT(B) (Bermuda) Investment Company Ltd., David W. Zalaznick and Barbara Zalaznick, jt ten, Leucadia Investors, Inc. and Leucadia National Corporation (each a “Signatory”) (the “Stockholders’ Agreement”), becomes the beneficial owner, directly or indirectly, of 50% or more of the combined voting power of the Company’s outstanding stock; provided that a Change in Control under this subsection (i) shall be deemed to have occurred regardless of whether such person, group or organization is a Signatory if the Participant gives the Company written notice of the occurrence of an event listed in such Participant’s agreement granting a benefit under the Plan that makes the definition of “Change in Control” in this subsection (i) applicable to a Signatory;

(ii) The stockholders of the Company have approved a merger in which the Company is not the surviving company or sale of all or substantially all of the assets of the Company, or the consummation of a complete liquidation or dissolution of the Company; or

(iii) The Company combines with another company and is the surviving company, but, immediately after the combination, the shareholders of the Company immediately prior to the combination hold, directly or indirectly, less than 50% of the voting control of the combined company.

     Notwithstanding the foregoing provisions of this Section, a Change in Control shall not be deemed to have occurred as a result of the Company’s commencement of a case under the Bankruptcy Code or any action taken in accordance with and as explicitly provided in any plan under chapter 11 approved by the Bankruptcy Court with respect to the Company.

     (d)  Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

     (e)  Fair Market Value. The term “Fair Market Value” shall mean:

(i) if the Stock is then traded on a national securities exchange, the closing price on such date of a share of the Stock as traded on the largest securities exchange on which it is then traded; or

(ii) if the Stock is not then traded on a national securities exchange, the mean between the closing composite inter-dealer “bid” and “ask” prices for the Stock, as quoted on the NASDAQ National Market System (A) on such date, or (B) if no “bid” and “ask” prices are quoted on such date, then on the next preceding date on which such prices were quoted; or

(iii) if the Stock is not then traded on a national securities exchange or quoted on the NASDAQ National Market System, the value determined in good faith by the Committee.

     (f)  Non-Employee Director. The term “Non-Employee Director” shall mean any director of the Company or a Subsidiary who is not an employee of the Company or a Subsidiary. An Award may be granted to an individual, in connection with appointment to the Board or otherwise, prior to the date the individual first becomes a member of the Board, provided that such Award shall not become vested prior to the date the individual becomes a member of the Board.

     (g)  Subsidiaries. The term “Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as that term is defined in Code section 424(f)) with respect to the Company.

     (h)  Stock. The term “Stock” shall mean shares of common stock of the Company.

Appendix D

CARMIKE CINEMAS, INC. EMPLOYEE AND CONSULTANT LONG-TERM
STOCK INCENTIVE PLAN

SECTION 1
GENERAL

     1.1 Purpose. The Carmike Cinemas, Inc. Employee and Consultant Long-Term Stock Incentive Plan (the “Plan”) has been established by Carmike Cinemas, Inc. (the “Company”) to (i) attract and retain qualified and experienced persons for service as employees or consultants of the Company; (ii) motivate such employees and consultants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify such employees’ and consultants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

     1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals (including transferees of Eligible Individuals to the extent the transfer is permitted by the Plan and the applicable Award Agreement), those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

     1.3 Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).

SECTION 2
OPTIONS AND SARS

     2.1 Definitions.

     (a)  The grant of an “Option” entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may be either Incentive Stock Options (“ISOs”) or Non-Qualified Options (“NQOs”), as determined in the discretion of the Committee. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in section 422(b) of the Code. An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in section 422(b) of the Code.

     (b)  A stock appreciation right (an “SAR”) entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

     2.2 Exercise Price. The “Exercise Price” of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

     2.3 Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

     2.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

     (a)  Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

     (b)  The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

     (c)  The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     2.5 Settlement of Award. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

SECTION 3
OTHER STOCK AWARDS

     3.1 Definitions.

     (a)  A “Stock Unit” Award is the grant of a right to receive shares of Stock in the future.

     (b)  A “Performance Share” Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

     (c)  A “Restricted Stock” Award is a grant of shares of Stock, and a “Restricted Stock Unit” Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

     3.2 Restrictions on Stock Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award shall be subject to the following:

     (a)  Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

     (b) In the event the Company is a publicly held corporation at the time such Awards are granted, the Committee may designate whether any such Awards being granted to any Participant are intended to be “performance-based compensation” as that term is used in section 162(m) of the Code. Any such Awards designated as intended to be “performance-based compensation” shall be conditioned on the achievement of one or more performance measures. The performance measures that may be used by the Committee for such Awards shall be based on any one or more of the following, as selected by the Committee: net earnings, earnings per share, net sales growth, market share, net operating profit, expense targets, working capital targets relating to inventory and/or accounts receivable, operating margin, return on equity, return on assets, planning accuracy (as measured by comparing planned results to actual results), market price per share, and total return to stockholders. For Awards intended to be “performance-based compensation,” the grant of the Awards and the establishment of the performance measures shall be made during the period required under Code section 162(m).

SECTION 4
OPERATION AND ADMINISTRATION

     4.1 Effective Date. Subject to the approval of the shareholders of the Company, the Plan shall be effective as of August 15, 2002 (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by shareholders, the Awards shall be contingent on approval of the Plan by the shareholders of the Company at such annual meeting. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no ISO may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.

     4.2 Shares Subject to Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

     (a)  Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be Five Hundred Thousand (500,000).

     (b)  To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     (c)  If the exercise price of any stock option granted under the Plan or any prior plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock for delivery under the Plan.

     (d)  In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable.

     4.3 General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

     (a)  Notwithstanding any other provisions of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

     (b)  To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     4.4 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

     4.5 Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

     4.6 Dividends and Dividend Equivalents. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

     4.7 Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

     4.8 Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

     4.9 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     4.10 Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.

     4.11 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

     4.12 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     4.13 Limitation of Implied Rights.

     (a)  Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

     (b)  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating individual the right to be retained as an employee or consultant of the Company or any subsidiary, nor any right to claim any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     4.14 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     4.15 Governing Law. This Plan, benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable principles of conflict of laws).

SECTION 5
CHANGE IN CONTROL

     Subject to the provisions of paragraph 4.2(d) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control:

     (a)  All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

     (b)  All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

     (c)  All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares shall become fully vested.

SECTION 6
COMMITTEE

     6.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 6. The members of the Committee shall be selected by the Board and shall consist of two or more members of the Board who are not employees. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

     6.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

     (a)  Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive

Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.

     (b)  To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

     (c)  The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

     (d)  Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

     (e)  In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

     6.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     6.4 Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee’s, consultant’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

     6.5 Indemnification. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a Subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

SECTION 7
AMENDMENT AND TERMINATION

     The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided that adjustments pursuant to subsection 4.2(d) shall not be subject to the foregoing limitations of this Section 7.

SECTION 8
DEFINED TERMS

     In addition to the other definitions contained herein, the following definitions shall apply:

     (a)  Award. The term “Award” shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards.

     (b)  Board. The term “Board” shall mean the Board of Directors of the Company.

     (c)  Change in Control. The term “Change in Control” shall mean the happening of any of the following events:

(i) Any person, group (as used in Section 13(d)(3) of the Securities Exchange Act of 1934) or organization, other than a Signatory to the Stockholders’ Agreement, dated as of January 31, 2002, by and among the Company, the Executive, GS Capital Partners III, L.P., GS Capital Partners III Offshore, L.P., Goldman Sachs & Co. Verwaltungs Gmbh, Bridge Street Fund 1998, L.P., Stone Street Fund 1998, L.P., the Jordan Trust, TJT(B), TJT(B) (Bermuda) Investment Company Ltd., David W. Zalaznick and Barbara Zalaznick, jt ten, Leucadia Investors, Inc. and Leucadia National Corporation (each a “Signatory”) (the “Stockholders’ Agreement”), becomes the beneficial owner, directly or indirectly, of 50% or more of the combined voting power of the Company’s outstanding stock; provided that a Change in Control under this subsection (i) shall be deemed to have occurred regardless of whether such person, group or organization is a Signatory if the Participant gives the Company written notice of the occurrence of an event listed in such Participant’s agreement granting a benefit under the Plan that makes the definition of “Change in Control” in this subsection (i) applicable to a Signatory;

(ii) The stockholders of the Company have approved a merger in which the Company is not the surviving company or sale of all or substantially all of the assets of the Company, or the consummation of a complete liquidation or dissolution of the Company; or

(iii) The Company combines with another company and is the surviving company, but, immediately after the combination, the shareholders of the Company immediately prior to the combination hold, directly or indirectly, less than 50% of the voting control of the combined company.

     Notwithstanding the foregoing provisions of this Section, a Change in Control shall not be deemed to have occurred as a result of the Company’s commencement of a case under the Bankruptcy Code or any action taken in accordance with and as explicitly provided in any plan under chapter 11 approved by the Bankruptcy Court with respect to the Company.

     (d)  Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

     (e)  Eligible Individual. The term “Eligible Individual” shall mean any employee of the Company or Subsidiary, any board member who is an employee of the Company or Subsidiary, and any independent contractor, consultant or other person providing services to the Company or Subsidiary. An Award may be granted to an individual, in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or Subsidiaries, provided that such Awards shall not become vested prior to the date the individual first performs such services. However, only employees of the Company shall be considered Eligible Individuals with respect to ISOs.

     (f)  Fair Market Value. The term “Fair Market Value” shall mean:

(i) if the Stock is then traded on a national securities exchange, the closing price on such date of a share of the Stock as traded on the largest securities exchange on which it is then traded; or

(ii) if the Stock is not then traded on a national securities exchange, the mean between the closing composite inter-dealer “bid” and “ask” prices for the Stock, as quoted on the NASDAQ National Market System (A) on such date, or (B) if no “bid” and “ask” prices are quoted on such date, then on the next preceding date on which such prices were quoted; or

(iii) if the Stock is not then traded on a national securities exchange or quoted on the NASDAQ National Market System, the value determined in good faith by the Committee.

     (g)  Subsidiaries. The term “Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as that term is defined in Code section 424(f)) with respect to the Company.

     (h)  Stock. The term “Stock” shall mean shares of common stock of the Company.

CARMIKE CINEMAS, INC.

1301 First Avenue
Columbus, Georgia 31901

COMMON STOCK PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
For Annual Meeting of Stockholders, August 14, 2002

     The undersigned hereby appoints MICHAEL W. PATRICK, MARTIN A. DURANT, and ANTHONY J. RHEAD, and each of them, proxies with full power of substitution, to represent and to vote as set forth herein all the shares of the Common Stock of Carmike Cinemas, Inc. held of record by the undersigned on July 17, 2002, at the Annual Meeting of Stockholders of Carmike Cinemas, Inc. to be held at the offices of Troutman Sanders LLP, Bank of America Plaza, 600 Peachtree Street, N.E., 52nd Floor, Atlanta, Georgia 30308, at 10:00 a.m. local time, on Wednesday, August 14, 2002, and any adjournments thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	Election of Directors:

	☐	FOR all nominees, except as marked below.
	☐	WITHHOLD vote from all nominees.

Nominees: Michael W. Patrick, Ian M. Cumming, Elizabeth C. Fascitelli, Richard A. Friedman, Alan J. Hirschfield, John W. Jordan, II, Carl L. Patrick, Jr., Kenneth A. Pontarelli, Roland C. Smith, and David W. Zalaznick.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee’s name on the space provided below.)

2.	Approval of Carmike Cinemas, Inc. 2002 Stock Plan:

	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Approval of Carmike Cinemas, Inc. Non-Employee Directors Long-Term Stock Incentive Plan:

	☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	Approval of Carmike Cinemas, Inc. Employee and Consultant Long-Term Stock Incentive Plan:

	☐	FOR	☐	AGAINST	☐	ABSTAIN

5.	In their discretion, the proxies are authorized to vote as described in the proxy statement and upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted “FOR” each of the Proposals in this Proxy.

Dated: , 2002
Signature

Signature if Held Jointly

Please sign exactly as name appears on Stock Certificate. If stock is held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.